Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

Declaration Page for Use With

Mortgage Guaranty Master Policy

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured's Name and Mailing Address:	Master Policy Number:
Wells Fargo Bank Minnesota, N.A. as Trustee for the	22-4-00-4-2261
Amortizing Residential Collateral Trust Mortgage
Pass-Through Certificates Series 2002-BC10
Sixth and Marquette	Effective Date of Policy:
N9311-911	December 1, 2002
Minneapolis, Minnesota 55479

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-7139 (8/94)

#71-70165 (2/01

#71-70179 (12/02))

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative
Steven M. Thompson, Vice President

Form #71-70035 (10/96)

Table of Contents

Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.19

Physical Damage

1.20

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non-Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre-Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1.

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan.  An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired.  Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.  Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan.  The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for  Appropriate Proceedings remains.  For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law.  Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities.  Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3.  A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified.  The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy.  References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate - In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application.  Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information.  The Company shall be entitled to fully rely on such alternative Application as submitted.  Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination.  If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan.  Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured - The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.  The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation - Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations - Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due.  The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium.  Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan.  Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.  Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds.  The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate.  The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment.  Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.  If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium.  If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company.  The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium.  Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate - The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation.  Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request.  However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request.  Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy - Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy.  However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan - The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan.  If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy.  The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself.  Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full - If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co-ordination and Duplication of Insurance Benefits

3.1

Loan Modifications - Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions - The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained.  The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions - If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing.  The Company will not unreasonably withhold approval of an assumption.  It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing - If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company.  The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner - If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy.   The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof.  In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner.  If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits - The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").  This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards.  This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date - Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction - Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence - (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)

Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non-Approved Servicer - Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) - Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

a.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.  In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company.  The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7

Pre-Existing Environmental Conditions - Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable.  A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status - Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms - Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default - The Insured must give the Company written notice:

a.

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports - Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default.  These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company.  The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b).  Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim.  Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed.  If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan.  If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance - The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained.  Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings - The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken.  Such instructions may be general or applicable only to specific Loans.  The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default.  When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected.  Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages - The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property.  The Company must administer this Policy in good faith.

5.7

Advances - The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements - The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company:  a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required - The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period.  The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled.  The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured.  The Company shall then promptly either approve or not approve such offer.  If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below.  The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated.  The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property.  If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below.  If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.  The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property.  The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds.  For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer.  Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company - The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company.  The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim - If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance - If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6.

Loss Payment Procedure

6.1

Filing of Claim - The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property.  If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3.  If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but  which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv)

The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options - Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option.  Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option.  Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option.  Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable.  The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.  In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period - The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim.  The sixty-day period will be suspended until the Company receives such additional documents and information.  The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property.  If the Company does not notify the Insured by that date, its right to such access will be deemed waived.  If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it.  If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period - If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim.  If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation - Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain - In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property.  Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500.  If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale.  If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2.  The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation - Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property.  The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights.  The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner - A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance - If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period).  In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.  Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy.  Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business.  Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan.  No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower - The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release.  If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment.  Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company.  Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency - Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company.  Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns - This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law - All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located.  Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice - All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202.  The Company may change this address by giving written notice to the Insured.  Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof.  Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received.  The Company and the Insured may mutually agree that notices will be sent to any additional Person.  Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations - The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media - The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them.  In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche.  Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

MGIC

Master Reporting Program Endorsement

Policy Issued To:	Attached to and Forming Part of Master Policy Number:
Wells Fargo Bank Minnesota, N.A. as Trustee for the	22-400-4-2261
Amortizing Residential Collateral Trust Mortgage
Pass-Through Certificates Series 2002-BC10
Sixth and Marquette	Effective Date of Policy:
N9311-911	December 1, 2002
Minneapolis, Minnesota 55479

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement immediately upon written notice to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.4 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage , This Policy shall automatically extend to each Loan which the Insured makes, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured , The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or in the Loan File when the Loan is closed by the Insured are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation , Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations , Notwithstanding Sections 2.2 and 2.3, no Claim for Loss will be denied or adjusted, nor will such Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or information provided, or of statements or information omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a) above), there are one or more material misrepresentations in a Transmittal or Loan File (i) with respect to three or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same borrower or same other Person (including any other Person acting directly or indirectly in concert).

c.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation covered by this Section 2.4.

d.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

C.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files --- The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in connection with such review or separately, the Company will have the right upon thirty (30) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional thirty day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

D.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment , Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

E.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans , Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

F.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency , Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation

          MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Endorsement to Mortgage Guaranty Master Policy

(Incontestability for Master Reporting Program)

Policy Issued To:	Attached to and Forming Part of Master Policy Number:
Wells Fargo Bank Minnesota, N.A. as Trustee for the	22-400-4-2261
Amortizing Residential Collateral Trust Mortgage
Pass-Through Certificates Series 2002-BC10
Sixth and Marquette	Effective Date of Policy:
N9311-911	December 1, 2002
Minneapolis, Minnesota 55479

The purpose of this Endorsement is to amend terms and conditions of the Master Program Reporting Endorsement (Form #71-7139 (8/94)) to the Mortgage Guaranty Master Policy (Form #71-7135 8/94)) as it relates to Section 2.4 of such Policy. An Insured will be entitled to submit Loans for insurance subject to this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement for future mortgage loans submitted to it, effective upon written notice to the Insured. This Endorsement will apply only to a Loan which is underwritten by the Insured in accordance with the Policy, as amended by the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy, as so amended, and this Endorsement, this Endorsement will control. The terms and conditions of the Policy, as so amended, shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated.

Notwithstanding that under any other endorsement to the Policy Section 2.4 of the Policy and of the Master Reporting Program Endorsement (Form #71-7139 (8/94)) have been deleted, Section 2.4 of the Master Reporting Program Endorsement is replaced in its entirety with the following:

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation

          MGIC

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Endorsement to Mortgage Guaranty Master Policy

Policy Issued To:	Attached to and Forming Part of Master Policy Number:
Wells Fargo Bank Minnesota, N.A. as Trustee for the	22-400-4-2261
Amortizing Residential Collateral Trust Mortgage
Pass-Through Certificates Series 2002-BC10
Sixth and Marquette	Effective Date of Policy:
N9311-911	December 1, 2002
Minneapolis, Minnesota 55479

The purpose of this Endorsement is to amend certain terms and conditions of the Policy as provided herein. An Insured will be entitled to submit Loans for insurance under this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement for future mortgage loans submitted to it, effective upon written notice to the Insured. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

any Person to whom coverage has been assigned with the written approval of the Company as provided in Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums in connection with such Loan, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than 75% of the Value of the Property. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan, if permitted, by making a written request to the Company for cancellation. However, no refund on a cancellation of coverage on a Loan will be paid upon cancellation. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

H.

Section 6.1 is amended to change all references therein from "sixty (60) days" to ninety (90) days."

I.

With reference to the Master Reporting Program Endorsement (Form #71-7139 (8/94)):

1.

In the first sentence of Section 2.1 the word "makes" is deleted and replaced with "submits for coverage under this Policy" and in the second sentence of Section 2.1, after the word "makes" is inserted "or purchases".

2.

In the first sentence of the first paragraph of Section 2.2 (b), the word "contained" is inserted before "in the Loan File" and the words "by the Insured" are deleted; and in the first sentence of the second paragraph, after the words "Certificate or" and before "Loan File" is inserted "contained in the".

3.

Section 2.3 shall be replaced by Section 2.3 of the Policy, as amended by this Endorsement.

4.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation

MGIC	Exhibit A

250 E. Kilbourn Avenue

P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Endorsement to Mortgage Guaranty Master Policy

Policy Issued To:                                            Attached to and Forming Part of Master Policy

                                                                               Number:

Effective Date of Endorsement:

The purpose of this Endorsement is to amend certain terms and conditions of the Policy as provided herein. An Insured will be entitled to submit Loans for insurance under this Endorsement unless this Endorsement is revoked by the Company. The Company reserves the right to revoke this Endorsement for future mortgage loans submitted to it, effective upon written notice to the Insured. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

any Person to whom coverage has been assigned with the written approval of the Company as provided in Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums in connection with such Loan, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than ___% of the Value of the Property. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan, if permitted, by making a written request to the Company for cancellation. However, no refund on a cancellation of coverage on a Loan will be paid upon cancellation. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

H.

Section 6.1 is amended to change all references therein from "sixty (60) days" to ninety (90) days."

I.

With reference to the Master Reporting Program Endorsement (Form #71-7139 (8/94)):

1.

In the first sentence of Section 2.1 the word "makes" is deleted and replaced with "submits for coverage under this Policy" and in the second sentence of Section 2.1, after the word "makes" is inserted "or purchases".

2.

In the first sentence of the first paragraph of Section 2.2 (b), the word "contained" is inserted before "in the Loan File" and the words "by the Insured" are deleted; and in the first sentence of the second paragraph, after the words "Certificate or" and before "Loan File" is inserted "contained in the".

3.

Section 2.3 shall be replaced by Section 2.3 of the Policy, as amended by this Endorsement.

4.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

MGIC

Mortgage Guaranty Commitment Certificate

Mortgage Guaranty Insurance Corporation (the "Company"), 250 E. Kilbourn Avenue/P.O. Box 488 Milwaukee, Wisconsin 53201-0488, hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on the Loan identified below, subject to the terms and conditions of the Master Policy, the conditions noted, if any, and in reliance on the Insured's application for insurance.

Insured

Wells Fargo Bank Minnesota, N.A. as Trustee for the Amortizing

Residential Collateral Trust Mortgage

Name

Pass-Through Certificates Series 2002-BC10

Mailing

Sixth and Marquette

Address

N9311-911

Minneapolis, Minnesota 55479

Master Policy

22-440-4-2261

/Total Amount Due $

See 1st billing

COMMITMENT CERTIFICATE

To Be Assigned

/Initial Premium $

See 1st billing

Commitment Effective Date

12/1/2002

/Amount of Loans

$177,968,493.78

Insured

in aggregate

and as

Identified on

Appendix A

Commitment Expiration

12/31/2002

/Amount of Coverage

See list of

loans Identified

on Appendix A

LOAN INFORMATION

Borrower Name:

See Attachment 11 for incorporation by reference of all other Loan information referred to in this section of the Commitment Certificate.

Property Address:

See Attachment 11 for incorporation by reference of all other Loan information referred to in this section of the Commitment Certificate.

Sale Price:

See Attachment 11 for incorporation by reference of all other Loan information referred to in this section of the Commitment Certificate.

Appraised Value:

See Attachment 11 for incorporation by reference of all other Loan information referred to in this section of the Commitment Certificate.

Amortization Period: See Attachment 11 for incorporation by reference of all other Loan information referred to in this section of the Commitment Certificate.

(Continued on Attachment 1)

_________________________________________________________________________________________________

Initial

Premium

Description

Annual Renewals %

See Attachment 1

___________________________________________________________________________________________________________

COMPANY’S DECLARATION:  The Company has obtained the above Loan information from the Loan application and supporting documentation submitted by the Insured.  The Company has relied on the Loan information being correct and true in extending coverage to the Loan.  The Company considers the Loan information to be representations of the Insured which are material to the Company’s acceptance of the risk and to the hazard assumed.

INSURED CERTIFICATION: The undersigned certifies that the: 1) Loan transaction, as described above, has been Consummated; 2) Loan information set forth above on the Original Commitment/Certificate (C/C) is true and correct and the Company can rely on it in extending coverage to the Loan; 3) Loan is not in Default at the time the applicable premium is paid; 4) Conditions, if any, identified on the Original C/C, have been satisfied; 5) Insured has attached to its retained original C/C the insured Application and all supporting documentation and representations submitted to the Company by or on behalf of the Insured; and 6) Insured has no knowledge of any material changes in any statement contained in such Application, supporting documentation or representations.

Any assignment of the servicing of the Loan or rights of the Insured under the C/C must be in accordance with the terms and conditions of the Master Policy.  All capitalized terms herein shall have the same meaning set forth in the Master Policy.

MGIC

Mortgage Guaranty Commitment/Certificate

ATTACHMENT 1

SERVICING SOLD?  If so, complete the SERVICING DATA BOX on REMITTANCE COPY you send to MGIC.

Effective Date of Certificate

Insured Loan Number

Authorized Signature of Insured

December 1, 2002

Form #71-7066(2/94)

Sign and keep this Original Commitment Certificate              DO NOT SEND TO MGIC

MGIC

Mortgage Guaranty Commitment/Certificate

ATTACHMENT 1

The Company hereby insures a total of 1,112 loans, identified on the attached Appendix A  (individually a "Loan" or collectively the "Loans"), with an aggregate Amount of Loan Insured (for all Loans) of $177,968,493.78 as identified above.   The Amount of Loan Insured, Amount of Primary Coverage, and the Amount of MGIC Coverage for each individual Loan are as shown on Appendix A.

The initial and renewal premium will be non-refundable and will be payable monthly for each month coverage remains in effect. Such premiums are calculated as a per annum percentage of 144 basis points (1.44%) for the fixed rate loans and 185 basis point (1.85%) for the ARM loans as shown on Appendix A applied to the scheduled principal balance of each Loan determined as of the beginning of the prior month.  The quoted premium rate does not reflect premium taxes which are due and required to be paid by the insured in the states of Kentucky and West Virginia.  The portfolio contains 3 loans in these states.

In issuing this Commitment/Certificate for the Loans, the Company relied upon certain information and data received from Lehman Brothers including, but not limited to information and data contained in several Internet file transfers to the Company from Lehman Brothers in December, 2002, and a letter agreement dated December 17, 2002, between the Company, Lehman Brothers, and the Insured, all of which will be considered part of the "Application" or "Transmittal" for insurance of the Loans, such Internet files and letter being attached to and made a part of this Commitment/Certificate.

Pursuant to Section 2.7(a) of the Master Policy referred to above this Commitment/Certificate is certified and becomes effective without the Insured's execution and return of same.

This Commitment/Certificate is also subject to the terms and conditions of the following Endorsements, which are applicable to all of the Loans:

(1)

Endorsement to Mortgage Guaranty Master Policy -- MGIC Form #71-70179 (12/02)

(2)

Master Reporting Program Endorsement -- MGIC Form #71-7139 (8/94)

(3)

Endorsement to Mortgage Guaranty Master Policy (Incontestability for Master Reporting Program) -- MGIC Form #71-70165 (2/01)

MGIC Master Policy 22-400-4-2261 Commitment Certificate Appendix A

	Loan Number	Amount of Insurable Loan	LTV	Amount of MGIC Coverage >80% LTV Down to 60% Exposure	Loan Type	Premium Rate
Total Number of Insurable Loans: Total Amount of Insurance Loans:				1112 $177,968,493.78
1	14324644	203,776.30	85.00	30	ARM	185 bps
2	14324693	122,959.82	85.00	30	ARM	185 bps
3	14324750	206,723.00	90.00	34	fixed	144 bps
4	14324800	239,668.58	88.24	32	fixed	144 bps
5	14324859	102,724.94	85.00	30	ARM	185 bps
6	14324867	102,724.94	85.00	30	ARM	185 bps
7	14324883	399,419.16	84.21	29	ARM	185 bps
8	14324909	91,060.77	89.41	33	ARM	185 bps
9	14324958	217,285.49	95.00	37	ARM	185 bps
10	14324966	184,245.23	90.00	34	ARM	185 bps
11	14324974	93,595.87	82.24	28	fixed	144 bps
12	14346019	212,306.12	85.00	30	ARM	185 bps
13	14346027	251,443.90	95.00	37	ARM	185 bps
14	14346050	341,562.34	90.00	34	ARM	185 bps
15	14366728	242,650.98	90.00	34	fixed	144 bps
16	14380745	115,010.23	90.00	34	fixed	144 bps
17	14380778	65,661.21	90.00	34	fixed	144 bps
18	14381131	228,283.05	95.00	37	fixed	144 bps
19	14505747	202,397.74	90.00	34	fixed	144 bps
20	14539811	399,775.75	89.89	34	ARM	185 bps
21	14539944	262,773.56	84.84	30	ARM	185 bps
22	106510431	212,321.00	85.00	30	ARM	185 bps
23	106551682	100,675.53	90.00	34	ARM	185 bps
24	106763865	32,285.86	85.00	30	ARM	185 bps
25	106766603	115,632.71	85.00	30	ARM	185 bps
26	106770506	61,156.62	85.00	30	ARM	185 bps
27	106794928	170,785.59	90.00	34	fixed	144 bps
28	106794969	341,605.03	90.00	34	ARM	185 bps
29	106795065	196,433.55	87.43	32	ARM	185 bps
30	106795081	343,581.72	89.35	33	ARM	185 bps
31	106795099	102,347.38	82.00	27	ARM	185 bps
32	106795115	72,200.72	85.00	30	ARM	185 bps
33	106795131	205,462.43	85.00	30	ARM	185 bps
34	106795156	151,116.03	85.00	30	ARM	185 bps
35	106795206	230,945.94	85.00	30	fixed	144 bps
36	106795214	195,995.79	90.00	34	ARM	185 bps
37	106795271	79,098.63	88.00	32	fixed	144 bps
38	106795289	138,431.47	90.00	34	ARM	185 bps
39	106795297	67,329.32	87.19	32	fixed	144 bps
40	106795305	181,590.37	90.00	34	ARM	185 bps
41	106795370	157,090.56	85.00	30	ARM	185 bps
42	106795388	158,207.40	90.00	34	ARM	185 bps
43	106795396	175,809.71	90.00	34	ARM	185 bps
44	106795412	64,545.57	85.00	30	ARM	185 bps
45	106795446	242,458.92	85.00	30	ARM	185 bps
46	106795586	103,407.84	86.25	31	ARM	185 bps
47	106795594	63,663.97	85.00	30	fixed	144 bps
48	106795610	152,804.20	90.00	34	ARM	185 bps
49	106795651	193,353.32	90.00	34	ARM	185 bps
50	106795677	347,937.47	90.00	34	ARM	185 bps
51	106795719	224,696.43	90.00	34	ARM	185 bps
52	106795768	191,810.35	83.48	29	ARM	185 bps
53	106795784	74,925.91	80.65	26	ARM	185 bps
54	106795792	287,404.49	89.72	34	ARM	185 bps
55	106795800	173,565.05	90.00	34	ARM	185 bps
56	106795842	322,547.15	85.00	30	ARM	185 bps
57	106795867	179,757.13	90.00	34	ARM	185 bps
58	106796022	49,366.00	90.00	34	ARM	185 bps
59	106796063	225,223.07	90.00	34	ARM	185 bps
60	106796113	226,462.31	90.00	34	ARM	185 bps
61	106796139	136,768.38	90.00	34	ARM	185 bps
62	106796170	69,411.04	89.10	33	fixed	144 bps
63	106796188	75,571.25	85.00	30	fixed	144 bps
64	106796196	61,980.80	85.00	30	fixed	144 bps
65	106796212	328,056.79	90.00	34	ARM	185 bps
66	106796246	96,389.09	85.00	30	ARM	185 bps
67	106796253	38,222.53	90.00	34	ARM	185 bps
68	106796386	264,988.58	90.00	34	ARM	185 bps
69	106796428	60,225.92	90.00	34	ARM	185 bps
70	106796477	135,181.26	85.00	30	fixed	144 bps
71	106796493	95,315.06	90.00	34	ARM	185 bps
72	106796527	42,248.55	90.00	34	fixed	144 bps
73	106796618	269,703.31	90.00	34	ARM	185 bps
74	106796626	323,246.16	90.00	34	ARM	185 bps
75	106796634	130,364.16	90.00	34	fixed	144 bps
76	106796642	55,648.77	90.00	34	ARM	185 bps
77	106796667	103,404.05	90.00	34	ARM	185 bps
78	106796915	266,602.44	89.00	33	fixed	144 bps
79	106796949	157,313.35	90.00	34	fixed	144 bps
80	106796964	60,230.34	90.00	34	fixed	144 bps
81	106796972	229,103.69	90.00	34	fixed	144 bps
82	106797012	67,515.72	90.00	34	ARM	185 bps
83	106797038	112,363.21	90.00	34	ARM	185 bps
84	106797046	50,338.70	90.00	34	ARM	185 bps
85	106797160	178,690.89	87.32	32	fixed	144 bps
86	106797251	49,445.59	90.00	34	ARM	185 bps
87	106797269	194,061.95	95.00	37	ARM	185 bps
88	106797319	109,563.46	84.62	30	fixed	144 bps
89	106797327	52,595.19	90.00	34	ARM	185 bps
90	106797335	368,573.85	90.00	34	ARM	185 bps
91	106797376	182,942.80	90.00	34	ARM	185 bps
92	106797384	99,344.61	85.00	30	ARM	185 bps
93	106797491	33,263.94	83.25	28	ARM	185 bps
94	106797525	41,620.09	85.00	30	ARM	185 bps
95	106797640	344,680.38	85.00	30	ARM	185 bps
96	106797681	161,835.63	90.00	34	ARM	185 bps
97	106797822	137,119.69	85.00	30	ARM	185 bps
98	106797855	329,483.56	89.19	33	ARM	185 bps
99	106797905	39,067.06	85.00	30	ARM	185 bps
100	106797913	55,187.81	89.84	34	fixed	144 bps
101	106797947	41,356.91	90.00	34	ARM	185 bps
102	106797996	107,839.18	90.00	34	ARM	185 bps
103	106798002	66,530.67	90.00	34	fixed	144 bps
104	106798010	30,578.32	85.00	30	ARM	185 bps
105	106798069	49,678.89	85.00	30	ARM	185 bps
106	106798168	87,929.86	84.62	30	ARM	185 bps
107	106798200	215,626.99	90.00	34	ARM	185 bps
108	106798218	110,365.64	85.00	30	ARM	185 bps
109	106798226	87,233.97	90.00	34	ARM	185 bps
110	106798259	122,265.50	90.00	34	fixed	144 bps
111	106798283	82,709.00	90.00	34	ARM	185 bps
112	106798291	305,646.60	90.00	34	ARM	185 bps
113	106798317	63,687.03	85.00	30	ARM	185 bps
114	106798358	89,908.26	90.00	34	ARM	185 bps
115	106798374	211,185.09	90.00	34	ARM	185 bps
116	106798424	34,164.40	90.00	34	ARM	185 bps
117	106798432	134,984.85	85.00	30	ARM	185 bps
118	106798440	131,230.91	85.00	30	ARM	185 bps
119	106798457	46,714.62	85.00	30	ARM	185 bps
120	106798465	38,221.07	85.00	30	ARM	185 bps
121	106798523	133,068.16	90.00	34	ARM	185 bps
122	106798572	214,029.00	85.00	30	ARM	185 bps
123	106798580	152,833.95	90.00	34	ARM	185 bps
124	106798630	65,385.36	85.00	30	ARM	185 bps
125	106798648	224,964.66	85.00	30	ARM	185 bps
126	106798689	80,899.32	90.00	34	ARM	185 bps
127	106798762	63,330.00	82.34	28	ARM	185 bps
128	106798770	202,227.33	90.00	34	ARM	185 bps
129	106798788	66,414.89	81.10	27	ARM	185 bps
130	106798960	31,473.45	90.00	34	ARM	185 bps
131	106798986	287,707.98	82.29	28	fixed	144 bps
132	106799018	147,690.54	88.09	32	ARM	185 bps
133	106799034	168,944.33	85.00	30	ARM	185 bps
134	106799059	150,709.22	85.00	30	fixed	144 bps
135	106799158	135,917.33	85.00	30	fixed	144 bps
136	106799190	92,480.41	85.00	30	ARM	185 bps
137	106799208	282,755.77	95.00	37	ARM	185 bps
138	106799224	62,954.85	90.00	34	fixed	144 bps
139	106799232	399,560.46	87.91	32	ARM	185 bps
140	106799257	121,352.27	90.00	34	ARM	185 bps
141	106799273	42,887.60	90.00	34	ARM	185 bps
142	106799281	98,902.01	90.00	34	ARM	185 bps
143	106799315	386,529.44	90.00	34	ARM	185 bps
144	106799364	160,849.16	84.74	30	fixed	144 bps
145	106799398	40,463.93	90.00	34	ARM	185 bps
146	106799414	44,912.07	90.00	34	fixed	144 bps
147	106799554	128,059.03	95.00	37	ARM	185 bps
148	106799588	75,451.38	83.00	28	fixed	144 bps
149	106799596	30,572.52	85.00	30	ARM	185 bps
150	106799604	139,899.04	80.14	26	ARM	185 bps
151	106799612	63,580.19	95.00	37	ARM	185 bps
152	106799638	305,573.84	90.00	34	ARM	185 bps
153	106799646	179,745.08	90.00	34	ARM	185 bps
154	106799653	395,497.72	90.00	34	ARM	185 bps
155	106799661	359,584.23	90.00	34	ARM	185 bps
156	106799679	83,907.70	88.42	33	fixed	144 bps
157	106799687	79,960.73	90.00	34	ARM	185 bps
158	106799703	157,287.49	90.00	34	ARM	185 bps
159	106799711	350,526.44	90.00	34	ARM	185 bps
160	106799745	67,908.25	85.00	30	ARM	185 bps
161	106799778	50,961.83	85.00	30	ARM	185 bps
162	106799802	162,162.50	85.00	30	ARM	185 bps
163	106799844	50,897.08	90.00	34	ARM	185 bps
164	106799919	69,219.95	90.00	34	ARM	185 bps
165	106799927	56,634.52	90.00	34	ARM	185 bps
166	106799935	196,966.28	90.00	34	ARM	185 bps
167	106799943	70,122.85	90.00	34	ARM	185 bps
168	106799984	62,943.90	90.00	34	ARM	185 bps
169	106799992	75,517.09	84.00	29	fixed	144 bps
170	106800048	391,870.58	90.00	34	fixed	144 bps
171	106800089	44,945.86	90.00	34	fixed	144 bps
172	106800097	38,653.44	90.00	34	fixed	144 bps
173	106800113	224,961.74	85.00	30	ARM	185 bps
174	106800121	212,278.81	85.00	30	fixed	144 bps
175	106800147	89,878.56	90.00	34	fixed	144 bps
176	106800170	203,152.18	94.99	37	ARM	185 bps
177	106800188	41,454.78	85.00	30	fixed	144 bps
178	106800238	95,048.95	85.00	30	ARM	185 bps
179	106800337	32,243.88	90.00	34	ARM	185 bps
180	106800345	31,469.22	90.00	34	ARM	185 bps
181	106800352	73,677.49	90.00	34	ARM	185 bps
182	106800360	43,175.10	90.00	34	fixed	144 bps
183	106800444	71,817.97	90.00	34	ARM	185 bps
184	106800469	75,990.69	85.00	30	ARM	185 bps
185	106800477	67,917.30	85.00	30	ARM	185 bps
186	106800527	386,144.76	85.00	30	ARM	185 bps
187	106800568	85,438.86	90.00	34	ARM	185 bps
188	106800600	220,257.70	90.00	34	fixed	144 bps
189	106800634	154,699.69	85.00	30	ARM	185 bps
190	106800642	314,007.82	85.00	30	ARM	185 bps
191	106800709	50,954.59	85.00	30	ARM	185 bps
192	106800733	89,810.46	90.00	34	ARM	185 bps
193	106800758	158,376.56	94.94	37	ARM	185 bps
194	106800774	109,690.41	90.00	34	ARM	185 bps
195	106800808	269,703.31	90.00	34	ARM	185 bps
196	106800824	338,591.28	85.00	30	ARM	185 bps
197	106800865	148,255.33	90.00	34	ARM	185 bps
198	106800899	64,735.31	90.00	34	ARM	185 bps
199	106800907	61,145.49	85.00	30	ARM	185 bps
200	106800915	107,802.32	90.00	34	fixed	144 bps
201	106800923	109,683.30	90.00	34	ARM	185 bps
202	106801004	118,888.50	85.00	30	ARM	185 bps
203	106801020	197,732.85	90.00	34	ARM	185 bps
204	106801038	53,934.33	90.00	34	ARM	185 bps
205	106801046	148,393.38	90.00	34	fixed	144 bps
206	106801095	322,542.57	85.00	30	fixed	144 bps
207	106801103	224,726.41	90.00	34	ARM	185 bps
208	106801137	67,083.66	85.00	30	ARM	185 bps
209	106801145	191,711.25	83.48	29	ARM	185 bps
210	106801186	116,799.56	90.00	34	ARM	185 bps
211	106801194	322,645.07	83.90	29	ARM	185 bps
212	106801244	133,331.17	85.00	30	fixed	144 bps
213	106801251	62,947.38	90.00	34	ARM	185 bps
214	106801277	61,136.30	85.00	30	ARM	185 bps
215	106801327	139,302.44	90.00	34	fixed	144 bps
216	106801426	54,836.59	90.00	34	ARM	185 bps
217	106801434	165,526.38	85.00	30	ARM	185 bps
218	106801442	163,677.43	90.00	34	ARM	185 bps
219	106801459	186,693.77	85.00	30	ARM	185 bps
220	106801475	80,906.46	90.00	34	ARM	185 bps
221	106801483	166,359.44	90.00	34	ARM	185 bps
222	106801582	59,456.45	85.00	30	ARM	185 bps
223	106801608	137,548.68	81.00	26	ARM	185 bps
224	106801640	166,724.75	90.00	34	ARM	185 bps
225	106801665	118,888.50	82.64	28	ARM	185 bps
226	106801681	80,950.76	90.00	34	fixed	144 bps
227	106801749	118,882.46	85.00	30	ARM	185 bps
228	106801772	148,374.91	90.00	34	ARM	185 bps
229	106801822	103,844.79	88.14	32	fixed	144 bps
230	106801863	81,841.19	84.43	29	ARM	185 bps
231	106801897	260,647.87	90.00	34	ARM	185 bps
232	106801905	67,934.24	85.00	30	ARM	185 bps
233	106801947	251,575.35	90.00	34	ARM	185 bps
234	106801996	141,800.69	85.00	30	ARM	185 bps
235	106802036	184,286.91	89.13	33	fixed	144 bps
236	106802119	78,189.10	90.00	34	ARM	185 bps
237	106802234	38,217.78	90.00	34	ARM	185 bps
238	106802283	157,386.92	90.00	34	ARM	185 bps
239	106802291	204,662.27	82.00	27	ARM	185 bps
240	106802366	55,303.86	83.86	29	ARM	185 bps
241	106802424	169,789.00	85.00	30	ARM	185 bps
242	106802440	44,957.84	94.74	37	ARM	185 bps
243	106802457	106,150.30	85.00	30	ARM	185 bps
244	106802465	152,857.61	90.00	34	ARM	185 bps
245	106802499	67,605.31	85.00	30	ARM	185 bps
246	106802523	46,717.23	85.00	30	fixed	144 bps
247	106802598	56,038.47	85.00	30	ARM	185 bps
248	106802630	53,934.33	90.00	34	ARM	185 bps
249	106802689	34,820.33	85.00	30	ARM	185 bps
250	106802713	233,756.42	90.00	34	ARM	185 bps
251	106802721	63,683.64	85.00	30	ARM	185 bps
252	106802770	125,687.04	85.00	30	ARM	185 bps
253	106802853	394,716.75	85.00	30	ARM	185 bps
254	106802879	94,698.51	85.00	30	ARM	185 bps
255	106802887	87,963.10	95.00	37	ARM	185 bps
256	106803034	130,348.92	90.00	34	ARM	185 bps
257	106803042	340,439.26	90.00	34	ARM	185 bps
258	106803133	57,742.90	85.00	30	ARM	185 bps
259	106803174	44,508.25	90.00	34	ARM	185 bps
260	106803182	134,817.85	84.11	29	ARM	185 bps
261	106803224	177,947.64	90.00	34	ARM	185 bps
262	106803232	40,463.93	90.00	34	ARM	185 bps
263	106803281	40,467.60	90.00	34	ARM	185 bps
264	106803323	78,127.49	85.00	30	ARM	185 bps
265	106803356	31,481.05	90.00	34	ARM	185 bps
266	106803364	179,813.93	90.00	34	ARM	185 bps
267	106803372	225,049.44	85.00	30	ARM	185 bps
268	106803398	107,818.73	85.00	30	ARM	185 bps
269	106803471	115,964.26	90.00	34	ARM	185 bps
270	106803489	42,466.07	85.00	30	ARM	185 bps
271	106803604	53,934.33	90.00	34	ARM	185 bps
272	106803612	55,735.56	90.00	34	ARM	185 bps
273	106803620	53,937.63	90.00	34	ARM	185 bps
274	106837123	167,528.48	90.00	34	ARM	185 bps
275	106840457	254,089.14	89.79	34	ARM	185 bps
276	106840754	191,483.52	95.00	37	ARM	185 bps
277	107010514	78,537.66	85.00	30	ARM	185 bps
278	107010589	51,828.85	85.00	30	ARM	185 bps
279	107010647	145,606.80	90.00	34	ARM	185 bps
280	107010688	58,463.49	90.00	34	ARM	185 bps
281	107010704	150,669.89	88.76	33	ARM	185 bps
282	107010720	41,198.70	85.00	30	ARM	185 bps
283	107010803	188,853.12	90.00	34	ARM	185 bps
284	107010829	33,729.48	90.00	34	ARM	185 bps
285	107010837	194,782.60	84.42	29	fixed	144 bps
286	107010886	359,712.93	90.00	34	ARM	185 bps
287	107010902	107,794.92	85.00	30	ARM	185 bps
288	107010969	69,593.46	89.29	33	fixed	144 bps
289	107010977	31,425.58	85.00	30	ARM	185 bps
290	107010985	269,784.46	90.00	34	ARM	185 bps
291	107010993	355,566.25	82.79	28	ARM	185 bps
292	107011017	73,871.21	80.35	26	ARM	185 bps
293	107011108	90,058.82	85.00	30	ARM	185 bps
294	107011124	112,427.75	90.00	34	ARM	185 bps
295	107011157	121,412.59	90.00	34	ARM	185 bps
296	107011215	35,980.42	90.00	34	ARM	185 bps
297	107011231	50,876.54	85.00	30	ARM	185 bps
298	107011272	77,810.03	95.00	37	ARM	185 bps
299	107011298	219,731.96	89.80	34	ARM	185 bps
300	107011306	97,236.30	85.00	30	ARM	185 bps
301	107011314	64,529.02	85.00	30	ARM	185 bps
302	107011322	29,738.77	85.00	30	fixed	144 bps
303	107011330	29,735.85	85.00	30	fixed	144 bps
304	107011447	55,039.23	80.47	26	ARM	185 bps
305	107011462	114,285.87	85.00	30	ARM	185 bps
306	107011520	287,620.47	90.00	34	ARM	185 bps
307	107011579	188,849.30	90.00	34	ARM	185 bps
308	107011587	203,845.71	85.00	30	fixed	144 bps
309	107011637	278,660.76	90.00	34	ARM	185 bps
310	107011645	55,193.98	85.00	30	ARM	185 bps
311	107011702	67,912.98	85.00	30	ARM	185 bps
312	107011736	65,665.24	90.00	34	ARM	185 bps
313	107011777	59,458.53	81.55	27	ARM	185 bps
314	107011884	300,210.70	85.00	30	ARM	185 bps
315	107011967	215,864.83	90.00	34	fixed	144 bps
316	107011975	90,764.91	85.00	30	ARM	185 bps
317	107012031	148,333.04	90.00	34	ARM	185 bps
318	107012049	48,412.39	85.00	30	ARM	185 bps
319	107012130	30,580.90	85.00	30	ARM	185 bps
320	107012148	37,376.75	85.00	30	ARM	185 bps
321	107012155	30,580.90	85.00	30	ARM	185 bps
322	107012189	109,617.60	90.00	34	ARM	185 bps
323	107012197	150,417.75	95.00	37	fixed	144 bps
324	107012213	220,748.15	84.99	30	ARM	185 bps
325	107012304	224,894.81	90.00	34	ARM	185 bps
326	107012338	82,790.79	85.00	30	ARM	185 bps
327	107012346	55,210.34	85.00	30	ARM	185 bps
328	107012387	125,846.48	90.00	34	ARM	185 bps
329	107012403	89,172.79	85.00	30	ARM	185 bps
330	107012411	161,344.64	85.00	30	ARM	185 bps
331	107012437	237,804.84	83.51	29	ARM	185 bps
332	107012445	191,056.30	85.00	30	ARM	185 bps
333	107012486	287,843.32	90.00	34	ARM	185 bps
334	107012544	31,848.89	85.00	30	ARM	185 bps
335	107012577	56,858.37	95.00	37	ARM	185 bps
336	107012627	60,255.66	90.00	34	ARM	185 bps
337	107012635	143,885.06	90.00	34	ARM	185 bps
338	107012718	76,903.23	90.00	34	ARM	185 bps
339	107012726	194,322.53	84.58	30	ARM	185 bps
340	107012767	74,582.13	85.00	30	ARM	185 bps
341	107012783	59,472.99	85.00	30	ARM	185 bps
342	107012791	112,412.58	90.00	34	ARM	185 bps
343	107012833	99,302.84	85.00	30	ARM	185 bps
344	107012858	108,780.34	90.00	34	ARM	185 bps
345	107012882	392,053.06	85.00	30	ARM	185 bps
346	107013005	148,373.78	90.00	34	ARM	185 bps
347	107013039	60,250.60	90.00	34	ARM	185 bps
348	107013047	90,818.00	90.00	34	ARM	185 bps
349	107013054	116,916.18	90.00	34	ARM	185 bps
350	107013070	233,580.06	90.00	34	ARM	185 bps
351	107013120	50,884.97	85.00	30	ARM	185 bps
352	107013153	88,146.39	90.00	34	ARM	185 bps
353	107013187	105,443.92	89.41	33	ARM	185 bps
354	107013393	55,309.59	90.00	34	ARM	185 bps
355	107013419	40,466.83	90.00	34	ARM	185 bps
356	107013427	143,785.13	89.99	34	ARM	185 bps
357	107013518	107,850.67	85.00	30	ARM	185 bps
358	107013526	334,612.33	87.01	32	ARM	185 bps
359	107013559	80,828.06	90.00	34	ARM	185 bps
360	107013591	47,558.87	85.00	30	ARM	185 bps
361	107013609	43,316.35	85.00	30	ARM	185 bps
362	107013617	278,758.63	90.00	34	ARM	185 bps
363	107013641	106,142.22	90.00	34	ARM	185 bps
364	107013658	103,417.48	90.00	34	ARM	185 bps
365	107013666	143,907.99	90.00	34	ARM	185 bps
366	107013682	123,995.48	85.00	30	ARM	185 bps
367	107013716	71,942.53	90.00	34	ARM	185 bps
368	107013757	64,759.57	90.00	34	fixed	144 bps
369	107013773	64,759.57	90.00	34	fixed	144 bps
370	107013807	157,396.98	90.00	34	ARM	185 bps
371	107013815	62,854.83	85.00	30	ARM	185 bps
372	107013823	110,375.28	85.00	30	ARM	185 bps
373	107013849	53,027.54	90.00	34	ARM	185 bps
374	107013914	125,613.90	95.00	37	ARM	185 bps
375	107013989	224,712.07	90.00	34	ARM	185 bps
376	107014078	118,641.77	95.00	37	ARM	185 bps
377	107014102	76,462.38	85.00	30	fixed	144 bps
378	107014110	204,737.66	82.00	27	ARM	185 bps
379	107014128	48,516.05	90.00	34	ARM	185 bps
380	107014201	146,934.75	95.00	37	ARM	185 bps
381	107014250	92,238.12	84.71	30	ARM	185 bps
382	107014300	98,211.44	95.00	37	ARM	185 bps
383	107014326	150,224.10	90.00	34	ARM	185 bps
384	107014342	85,426.11	90.00	34	ARM	185 bps
385	107014409	69,243.20	90.00	34	ARM	185 bps
386	107014425	241,774.31	84.97	30	fixed	144 bps
387	107014532	281,806.93	95.00	37	ARM	185 bps
388	107014557	56,906.83	85.00	30	ARM	185 bps
389	107014581	69,581.98	84.34	29	fixed	144 bps
390	107014607	338,784.25	90.00	34	ARM	185 bps
391	107014615	50,966.68	85.00	30	ARM	185 bps
392	107014623	109,177.96	95.00	37	ARM	185 bps
393	107014664	337,244.74	90.00	34	ARM	185 bps
394	107014698	388,159.48	90.00	34	ARM	185 bps
395	107014763	75,538.07	90.00	34	ARM	185 bps
396	107014805	296,259.65	95.00	37	ARM	185 bps
397	107014813	127,097.09	85.00	30	ARM	185 bps
398	107014839	40,467.67	90.00	34	ARM	185 bps
399	107014912	196,933.94	85.00	30	ARM	185 bps
400	107015026	179,321.04	90.00	34	ARM	185 bps
401	107015034	112,452.83	90.00	34	ARM	185 bps
402	107015059	71,945.54	90.00	34	ARM	185 bps
403	107015067	122,438.32	95.00	37	ARM	185 bps
404	107015083	71,948.42	90.00	34	ARM	185 bps
405	107015091	61,160.53	85.00	30	ARM	185 bps
406	107015133	146,207.00	85.00	30	fixed	144 bps
407	107015182	116,088.42	84.17	29	ARM	185 bps
408	107015224	199,585.85	85.00	30	ARM	185 bps
409	107015299	349,639.81	87.50	32	ARM	185 bps
410	107015349	115,810.04	95.00	37	ARM	185 bps
411	107015380	110,653.58	90.00	34	ARM	185 bps
412	107015398	184,313.13	90.00	34	ARM	185 bps
413	107015422	31,477.44	90.00	34	ARM	185 bps
414	107015521	189,540.71	94.88	37	ARM	185 bps
415	107015554	139,338.21	89.99	34	ARM	185 bps
416	107015588	88,329.25	85.00	30	ARM	185 bps
417	107015620	39,583.84	90.00	34	ARM	185 bps
418	107015646	112,438.42	90.00	34	ARM	185 bps
419	107015695	107,954.71	90.00	34	ARM	185 bps
420	107015752	186,983.37	95.00	37	ARM	185 bps
421	107015760	107,838.78	90.00	34	ARM	185 bps
422	107015802	112,959.56	85.00	30	ARM	185 bps
423	107015851	127,677.20	90.00	34	ARM	185 bps
424	107015992	107,024.41	85.00	30	fixed	144 bps
425	107016040	78,683.67	90.00	34	ARM	185 bps
426	107016164	60,305.62	85.00	30	ARM	185 bps
427	107016172	138,400.40	85.00	30	ARM	185 bps
428	107016198	50,969.00	85.00	30	ARM	185 bps
429	107016263	67,914.44	84.98	30	ARM	185 bps
430	107016289	77,352.14	90.00	34	ARM	185 bps
431	107016313	160,418.35	95.00	37	ARM	185 bps
432	107016321	101,942.95	85.00	30	ARM	185 bps
433	107016404	173,279.31	94.99	37	ARM	185 bps
434	107016453	114,184.24	90.00	34	ARM	185 bps
435	107016461	114,184.24	90.00	34	ARM	185 bps
436	107016487	61,141.18	90.00	34	ARM	185 bps
437	107016503	142,553.41	85.00	30	ARM	185 bps
438	107016511	65,420.74	85.00	30	ARM	185 bps
439	107016560	118,624.77	90.00	34	ARM	185 bps
440	107016578	44,087.28	90.00	34	ARM	185 bps
441	107016628	128,193.95	85.00	30	ARM	185 bps
442	107016651	42,038.63	85.00	30	ARM	185 bps
443	107016669	67,079.88	85.00	30	ARM	185 bps
444	107016677	142,137.09	90.00	34	ARM	185 bps
445	107016727	170,885.26	90.00	34	ARM	185 bps
446	107016750	176,371.19	89.17	33	ARM	185 bps
447	107016768	138,569.78	95.00	37	fixed	144 bps
448	107016784	125,895.86	90.00	34	ARM	185 bps
449	107016800	54,868.42	90.00	34	ARM	185 bps
450	107016818	64,108.72	84.97	30	ARM	185 bps
451	107016859	53,509.54	85.00	30	ARM	185 bps
452	107016883	40,097.20	90.00	34	ARM	185 bps
453	107016990	161,322.54	95.00	37	ARM	185 bps
454	107017014	140,083.80	85.00	30	ARM	185 bps
455	107017022	157,583.91	95.00	37	ARM	185 bps
456	107017048	131,612.84	85.00	30	ARM	185 bps
457	107017055	126,105.38	95.00	37	ARM	185 bps
458	107017170	353,493.45	90.00	34	ARM	185 bps
459	107017220	58,471.91	90.00	34	ARM	185 bps
460	107017253	170,904.23	95.00	37	ARM	185 bps
461	107017287	350,813.21	90.00	34	ARM	185 bps
462	107017360	66,266.52	85.00	30	ARM	185 bps
463	107017378	246,543.61	90.00	34	ARM	185 bps
464	107017386	123,161.50	85.00	30	ARM	185 bps
465	107017485	178,407.46	85.00	30	ARM	185 bps
466	107017501	78,816.93	95.00	37	fixed	144 bps
467	107017519	101,947.01	82.93	28	ARM	185 bps
468	107017543	140,140.59	85.00	30	ARM	185 bps
469	107017576	175,373.11	90.00	34	ARM	185 bps
470	107017584	156,921.02	90.00	34	ARM	185 bps
471	107017683	123,238.01	95.00	37	ARM	185 bps
472	107017691	90,029.71	85.00	30	ARM	185 bps
473	107017725	53,576.24	82.46	28	fixed	144 bps
474	107017733	110,352.35	84.99	30	ARM	185 bps
475	107017782	61,175.02	90.00	34	ARM	185 bps
476	107017808	152,918.41	90.00	34	fixed	144 bps
477	107017840	45,031.63	85.00	30	ARM	185 bps
478	107017907	322,748.03	95.00	37	ARM	185 bps
479	107017956	246,390.72	85.00	30	ARM	185 bps
480	107018004	102,805.75	85.00	30	ARM	185 bps
481	107018038	356,754.57	85.00	30	ARM	185 bps
482	107018095	132,913.27	95.00	37	ARM	185 bps
483	107018103	126,587.71	85.00	30	fixed	144 bps
484	107018129	158,024.34	85.00	30	ARM	185 bps
485	107018152	62,967.27	90.00	34	ARM	185 bps
486	107018178	103,456.60	90.00	34	ARM	185 bps
487	107018194	165,655.14	95.00	37	ARM	185 bps
488	107018202	339,771.40	85.00	30	ARM	185 bps
489	107018269	109,198.93	95.00	37	ARM	185 bps
490	107018277	112,446.16	94.98	37	ARM	185 bps
491	107018319	94,960.16	95.00	37	ARM	185 bps
492	107018327	107,683.65	90.00	34	ARM	185 bps
493	107018400	166,163.81	95.00	37	ARM	185 bps
494	107018475	72,553.61	84.91	30	ARM	185 bps
495	107018517	121,431.74	90.00	34	ARM	185 bps
496	107018525	165,670.59	85.00	30	ARM	185 bps
497	107018533	120,592.27	95.00	37	ARM	185 bps
498	107018558	203,188.73	95.00	37	ARM	185 bps
499	107018566	174,482.61	90.00	34	ARM	185 bps
500	107018574	115,585.23	90.00	34	ARM	185 bps
501	107018582	375,027.82	90.00	34	ARM	185 bps
502	107018608	298,457.11	90.00	34	ARM	185 bps
503	107018624	242,663.45	90.00	34	ARM	185 bps
504	107018657	142,399.42	95.00	37	ARM	185 bps
505	107018681	185,973.65	95.00	37	ARM	185 bps
506	107018715	111,910.50	95.00	37	ARM	185 bps
507	107018764	181,195.48	89.98	34	ARM	185 bps
508	107018780	97,142.67	90.00	34	ARM	185 bps
509	107018806	314,856.58	90.00	34	ARM	185 bps
510	107018814	50,976.16	85.00	30	ARM	185 bps
511	107018830	382,301.91	85.00	30	ARM	185 bps
512	107018848	283,344.83	90.00	34	fixed	144 bps
513	107127763	247,299.11	90.00	34	ARM	185 bps
514	107127771	80,635.63	95.00	37	ARM	185 bps
515	107127797	77,947.66	100.00	40	ARM	185 bps
516	107127805	127,313.61	85.00	30	ARM	185 bps
517	107127847	246,825.67	95.00	37	ARM	185 bps
518	107127920	81,474.47	85.00	30	ARM	185 bps
519	107127946	267,118.81	90.00	34	ARM	185 bps
520	107127979	124,073.40	90.00	34	ARM	185 bps
521	107128019	131,589.79	85.00	30	fixed	144 bps
522	107128027	150,176.40	90.00	34	ARM	185 bps
523	107128126	74,936.05	86.21	31	ARM	185 bps
524	107128134	330,609.33	85.00	30	ARM	185 bps
525	107128142	196,858.13	84.91	30	ARM	185 bps
526	107128241	112,907.93	90.00	34	ARM	185 bps
527	107128266	127,644.59	90.00	34	fixed	144 bps
528	107128282	63,713.70	85.00	30	ARM	185 bps
529	107128290	80,708.13	95.00	37	ARM	185 bps
530	107128316	112,441.68	90.00	34	ARM	185 bps
531	107128357	139,317.80	90.00	34	ARM	185 bps
532	107128381	345,978.90	90.00	34	ARM	185 bps
533	107128399	326,781.87	85.00	30	ARM	185 bps
534	107128456	211,218.08	90.00	34	ARM	185 bps
535	107128472	214,854.27	85.66	30	ARM	185 bps
536	107128480	188,367.72	85.00	30	ARM	185 bps
537	107128548	162,222.53	90.00	34	ARM	185 bps
538	107128571	178,868.48	89.50	33	ARM	185 bps
539	107128597	174,150.77	85.00	30	ARM	185 bps
540	107128662	223,070.58	95.00	37	ARM	185 bps
541	107128795	96,425.17	94.98	37	ARM	185 bps
542	107128803	91,726.66	85.00	30	ARM	185 bps
543	107128845	229,241.44	90.00	34	ARM	185 bps
544	107128886	34,818.37	85.00	30	ARM	185 bps
545	107128894	142,387.73	95.00	37	ARM	185 bps
546	107128928	260,821.29	90.00	34	ARM	185 bps
547	107128936	44,150.12	85.00	30	ARM	185 bps
548	107129033	55,771.37	90.00	34	ARM	185 bps
549	107129041	84,987.51	90.00	34	ARM	185 bps
550	107129090	170,884.09	83.41	29	fixed	144 bps
551	107129108	89,940.22	90.00	34	ARM	185 bps
552	107129124	129,068.29	85.00	30	ARM	185 bps
553	107129173	131,663.37	85.00	30	ARM	185 bps
554	107129199	386,494.54	90.00	34	ARM	185 bps
555	107129215	118,681.68	95.00	37	fixed	144 bps
556	107129306	177,504.38	85.00	30	ARM	185 bps
557	107129314	300,198.79	95.00	37	ARM	185 bps
558	107129322	166,882.13	100.00	40	fixed	144 bps
559	107129348	121,309.49	90.00	34	ARM	185 bps
560	107129389	89,134.84	90.00	34	ARM	185 bps
561	107129397	103,442.28	90.00	34	ARM	185 bps
562	107129405	89,029.79	90.00	34	ARM	185 bps
563	107129413	97,627.49	100.00	40	ARM	185 bps
564	107129454	242,877.67	90.00	34	ARM	185 bps
565	107129470	94,446.19	90.00	34	ARM	185 bps
566	107129496	135,911.49	85.00	30	ARM	185 bps
567	107129538	72,196.06	85.00	30	ARM	185 bps
568	107129579	50,971.55	85.00	30	fixed	144 bps
569	107129587	88,331.72	85.00	30	ARM	185 bps
570	107129595	188,599.05	85.00	30	ARM	185 bps
571	107129629	214,511.72	94.98	37	ARM	185 bps
572	107129645	382,309.86	85.00	30	ARM	185 bps
573	107129686	360,981.89	85.00	30	ARM	185 bps
574	107129702	95,794.85	90.00	34	ARM	185 bps
575	107129710	162,354.57	95.00	37	ARM	185 bps
576	107129801	75,113.42	90.00	34	ARM	185 bps
577	107129827	122,422.67	94.96	37	fixed	144 bps
578	107129835	186,196.10	90.00	34	fixed	144 bps
579	107129884	171,757.70	90.00	34	ARM	185 bps
580	107129892	199,615.69	85.00	30	ARM	185 bps
581	107129926	186,842.12	85.00	30	ARM	185 bps
582	107129934	175,401.09	90.00	34	ARM	185 bps
583	107129959	104,506.62	85.00	30	ARM	185 bps
584	107129967	98,553.51	85.00	30	ARM	185 bps
585	107129975	161,402.16	85.00	30	ARM	185 bps
586	107130015	160,571.81	89.30	33	ARM	185 bps
587	107130023	134,009.83	90.00	34	fixed	144 bps
588	107130031	195,368.55	83.91	29	fixed	144 bps
589	107130098	241,696.98	85.15	30	ARM	185 bps
590	107130122	94,443.33	90.00	34	ARM	185 bps
591	107130148	249,608.76	83.33	28	fixed	144 bps
592	107130155	296,656.98	100.00	40	ARM	185 bps
593	107130163	284,536.54	85.00	30	ARM	185 bps
594	107130171	267,252.51	85.00	30	fixed	144 bps
595	107130205	330,007.90	89.57	34	ARM	185 bps
596	107130221	223,120.21	95.00	37	fixed	144 bps
597	107130239	260,195.87	95.00	37	ARM	185 bps
598	107130254	271,817.12	85.00	30	fixed	144 bps
599	107130262	346,500.28	94.48	37	fixed	144 bps
600	107130270	284,571.38	95.00	37	ARM	185 bps
601	107130296	131,637.66	85.00	30	ARM	185 bps
602	107130320	233,806.29	90.00	34	ARM	185 bps
603	107130338	343,981.44	85.00	30	fixed	144 bps
604	107130346	224,872.33	93.29	36	ARM	185 bps
605	107130379	53,514.78	85.00	30	fixed	144 bps
606	107130387	218,329.54	95.00	37	fixed	144 bps
607	107130452	175,153.76	95.00	37	fixed	144 bps
608	107130460	53,021.71	90.00	34	fixed	144 bps
609	107130494	97,701.91	85.00	30	fixed	144 bps
610	107130536	201,278.24	85.00	30	ARM	185 bps
611	107130569	279,302.72	99.82	40	fixed	144 bps
612	107130577	67,013.30	90.00	34	fixed	144 bps
613	107130619	220,317.46	90.00	34	fixed	144 bps
614	107130627	109,167.28	95.00	37	fixed	144 bps
615	107130635	215,853.59	90.00	34	fixed	144 bps
616	107130650	169,880.01	100.00	40	ARM	185 bps
617	107130684	288,796.02	100.00	40	ARM	185 bps
618	107130718	49,477.14	90.00	34	ARM	185 bps
619	107130742	25,917.01	85.00	30	ARM	185 bps
620	107130791	59,371.09	90.00	34	ARM	185 bps
621	107130809	80,045.70	89.92	34	ARM	185 bps
622	107130817	301,307.74	90.00	34	ARM	185 bps
623	107130833	84,123.40	85.00	30	ARM	185 bps
624	107130890	94,353.08	89.99	34	ARM	185 bps
625	107130940	144,345.44	85.00	30	ARM	185 bps
626	107130965	134,010.93	90.00	34	ARM	185 bps
627	107130973	175,397.98	90.00	34	ARM	185 bps
628	107131005	341,420.87	95.00	37	ARM	185 bps
629	107131054	101,852.61	85.00	30	ARM	185 bps
630	107131062	133,977.59	90.00	34	ARM	185 bps
631	107131088	109,181.74	95.00	37	ARM	185 bps
632	107131104	172,791.98	95.00	37	ARM	185 bps
633	107131138	161,391.41	95.00	37	ARM	185 bps
634	107131146	118,671.92	95.00	37	ARM	185 bps
635	107131153	166,358.04	90.00	34	ARM	185 bps
636	107131179	187,991.77	90.00	34	ARM	185 bps
637	107131229	169,746.87	81.73	27	ARM	185 bps
638	107131260	148,877.62	100.00	40	ARM	185 bps
639	107131286	169,771.10	85.00	30	fixed	144 bps
640	107131294	145,431.36	90.00	34	ARM	185 bps
641	107131328	155,601.73	90.00	34	ARM	185 bps
642	107131351	139,406.39	90.00	34	ARM	185 bps
643	107131385	161,379.90	85.00	30	fixed	144 bps
644	107131393	213,195.08	90.00	34	ARM	185 bps
645	107131468	254,863.58	83.61	29	fixed	144 bps
646	107131500	128,272.08	85.00	30	ARM	185 bps
647	107131526	197,064.96	85.00	30	ARM	185 bps
648	107131559	339,789.75	80.95	26	ARM	185 bps
649	107131633	107,933.89	90.00	34	ARM	185 bps
650	107131658	130,436.48	90.00	34	ARM	185 bps
651	107131740	224,780.09	90.00	34	ARM	185 bps
652	107131765	131,687.87	85.00	30	ARM	185 bps
653	107131781	152,836.35	90.00	34	ARM	185 bps
654	107131823	271,852.96	85.00	30	ARM	185 bps
655	107131906	152,922.33	90.00	34	ARM	185 bps
656	107131914	156,549.67	95.00	37	ARM	185 bps
657	107131922	95,396.74	95.00	37	ARM	185 bps
658	107132003	31,436.95	85.00	30	ARM	185 bps
659	107132011	75,616.17	85.00	30	ARM	185 bps
660	107132060	98,540.88	85.00	30	ARM	185 bps
661	107132078	83,196.60	85.00	30	ARM	185 bps
662	107132086	83,121.59	95.00	37	ARM	185 bps
663	107132110	85,460.11	90.00	34	ARM	185 bps
664	107132151	88,642.48	90.00	34	ARM	185 bps
665	107132169	100,716.55	90.00	34	ARM	185 bps
666	107132177	49,980.13	84.75	30	ARM	185 bps
667	107132243	89,942.61	100.00	40	ARM	185 bps
668	107132268	117,752.04	90.00	34	ARM	185 bps
669	107132284	79,867.16	81.63	27	ARM	185 bps
670	107132300	162,155.48	95.00	37	ARM	185 bps
671	107132326	87,227.72	90.00	34	ARM	185 bps
672	107132342	77,299.14	87.90	32	ARM	185 bps
673	107132359	112,114.98	89.94	34	ARM	185 bps
674	107132375	283,029.26	90.00	34	ARM	185 bps
675	107132433	122,302.60	90.00	34	ARM	185 bps
676	107132441	123,997.27	85.00	30	ARM	185 bps
677	107132466	350,780.71	90.00	34	ARM	185 bps
678	107132482	161,367.61	85.00	30	ARM	185 bps
679	107132508	139,390.09	82.54	28	ARM	185 bps
680	107132524	103,438.57	90.00	34	fixed	144 bps
681	107132540	106,178.56	85.00	30	ARM	185 bps
682	107132607	175,403.13	90.00	34	fixed	144 bps
683	107132623	175,402.12	90.00	34	ARM	185 bps
684	107132664	349,346.78	83.33	28	ARM	185 bps
685	107132714	250,612.75	85.00	30	ARM	185 bps
686	107132722	131,696.49	85.00	30	ARM	185 bps
687	107132730	93,035.60	95.00	37	ARM	185 bps
688	107132789	148,289.28	90.00	34	ARM	185 bps
689	107132805	399,223.67	85.00	30	ARM	185 bps
690	107132813	157,404.59	90.00	34	ARM	185 bps
691	107132839	114,621.53	85.00	30	fixed	144 bps
692	107132847	88,358.32	85.00	30	ARM	185 bps
693	107132896	197,827.84	90.00	34	ARM	185 bps
694	107132920	250,542.42	85.00	30	ARM	185 bps
695	107132938	293,332.14	95.00	37	ARM	185 bps
696	107132946	373,214.37	90.00	34	ARM	185 bps
697	107133076	170,871.82	90.00	34	ARM	185 bps
698	107133100	291,035.92	95.00	37	ARM	185 bps
699	107133209	114,680.34	90.00	34	ARM	185 bps
700	107133241	166,376.43	90.00	34	ARM	185 bps
701	107133266	73,768.31	90.00	34	ARM	185 bps
702	107133282	112,426.03	90.00	34	ARM	185 bps
703	107133290	152,885.31	85.00	30	ARM	185 bps
704	107133373	180,731.63	90.00	34	ARM	185 bps
705	107133480	95,932.95	85.00	30	ARM	185 bps
706	107133506	213,035.49	85.00	30	ARM	185 bps
707	107133530	193,339.82	90.00	34	ARM	185 bps
708	107133548	158,268.87	90.00	34	ARM	185 bps
709	107133605	161,865.60	90.00	34	ARM	185 bps
710	107133647	71,198.69	95.00	37	ARM	185 bps
711	107133704	212,384.40	85.00	30	ARM	185 bps
712	107133720	339,734.77	82.93	28	ARM	185 bps
713	107133738	335,482.83	85.00	30	ARM	185 bps
714	107133753	80,711.11	85.00	30	ARM	185 bps
715	107133803	156,457.45	95.00	37	ARM	185 bps
716	107133811	172,460.54	85.00	30	ARM	185 bps
717	107133878	264,380.96	90.00	34	ARM	185 bps
718	107133928	222,883.10	95.00	37	fixed	144 bps
719	107133936	197,873.74	80.82	26	fixed	144 bps
720	107133969	160,291.18	93.89	37	ARM	185 bps
721	107133977	355,169.14	90.00	34	ARM	185 bps
722	107133985	170,878.08	95.00	37	ARM	185 bps
723	107133993	269,778.24	90.00	34	ARM	185 bps
724	107134058	367,543.27	89.76	34	ARM	185 bps
725	107134124	323,712.04	89.99	34	ARM	185 bps
726	107134173	85,420.42	95.00	37	ARM	185 bps
727	107134215	274,287.98	90.00	34	ARM	185 bps
728	107134272	86,170.05	84.56	30	fixed	144 bps
729	107134306	134,892.58	90.00	34	ARM	185 bps
730	107134314	152,907.31	90.00	34	fixed	144 bps
731	107134348	256,359.59	95.00	37	fixed	144 bps
732	107134488	260,841.16	95.00	37	ARM	185 bps
733	107134520	169,875.08	85.00	30	ARM	185 bps
734	107134538	382,183.35	88.95	33	ARM	185 bps
735	107134561	181,900.37	84.65	30	ARM	185 bps
736	107134587	239,854.30	100.00	40	ARM	185 bps
737	107134595	278,801.09	90.00	34	ARM	185 bps
738	107134645	144,402.84	85.00	30	ARM	185 bps
739	107134660	212,334.22	85.00	30	fixed	144 bps
740	107134686	220,329.69	90.00	34	ARM	185 bps
741	107134710	137,912.00	100.00	40	ARM	185 bps
742	107134827	395,665.67	90.00	34	ARM	185 bps
743	107134868	140,189.91	85.00	30	ARM	185 bps
744	107135030	28,886.66	85.00	30	fixed	144 bps
745	107135048	89,243.63	95.00	37	ARM	185 bps
746	107135055	125,873.85	90.00	34	ARM	185 bps
747	107135071	106,144.94	90.00	34	ARM	185 bps
748	107135105	67,960.47	83.44	29	ARM	185 bps
749	107135113	99,831.60	90.00	34	ARM	185 bps
750	107135147	62,963.75	90.00	34	ARM	185 bps
751	107135170	89,038.99	89.10	33	fixed	144 bps
752	107135188	145,210.30	85.00	30	ARM	185 bps
753	107135196	144,357.60	85.00	30	ARM	185 bps
754	107135238	125,031.66	90.00	34	ARM	185 bps
755	107135253	188,582.11	85.00	30	ARM	185 bps
756	107135295	189,901.29	88.37	33	fixed	144 bps
757	107135311	67,462.74	90.00	34	ARM	185 bps
758	107135329	63,724.66	85.00	30	ARM	185 bps
759	107135394	75,936.46	95.00	37	ARM	185 bps
760	107135451	117,154.23	85.00	30	ARM	185 bps
761	107135519	262,049.15	84.98	30	ARM	185 bps
762	107135535	145,274.65	95.00	37	ARM	185 bps
763	107135626	67,470.13	90.00	34	ARM	185 bps
764	107135683	247,306.92	90.00	34	ARM	185 bps
765	107135741	230,704.38	100.00	40	fixed	144 bps
766	107135766	221,729.51	98.67	40	fixed	144 bps
767	107135790	119,919.31	82.19	27	ARM	185 bps
768	107135808	129,915.39	83.33	28	ARM	185 bps
769	107135865	96,424.71	89.35	33	ARM	185 bps
770	107135881	269,242.92	95.00	37	ARM	185 bps
771	107135956	375,037.77	90.00	34	ARM	185 bps
772	107136038	160,083.46	90.00	34	ARM	185 bps
773	107136061	278,822.09	90.00	34	ARM	185 bps
774	107136087	140,490.32	95.00	37	ARM	185 bps
775	107136095	339,439.87	85.00	30	ARM	185 bps
776	107136129	148,370.89	90.00	34	ARM	185 bps
777	107136137	58,858.43	95.00	37	ARM	185 bps
778	107136178	249,339.27	89.91	34	ARM	185 bps
779	107136210	202,320.46	90.00	34	ARM	185 bps
780	107136236	225,109.27	85.00	30	ARM	185 bps
781	107136251	195,589.22	87.39	32	ARM	185 bps
782	107136277	108,901.46	83.85	29	ARM	185 bps
783	107136301	204,179.96	89.69	34	ARM	185 bps
784	107136343	204,098.41	95.00	37	ARM	185 bps
785	107136400	161,876.11	90.00	34	ARM	185 bps
786	107136418	263,761.34	91.35	35	ARM	185 bps
787	107136467	246,283.57	85.00	30	ARM	185 bps
788	107136475	233,796.54	90.00	34	ARM	185 bps
789	107136525	190,973.66	85.00	30	ARM	185 bps
790	107136582	189,608.67	90.00	34	ARM	185 bps
791	107136616	382,261.03	90.00	34	ARM	185 bps
792	107136632	217,318.17	83.65	29	ARM	185 bps
793	107136681	199,339.67	95.00	37	ARM	185 bps
794	107136699	85,448.20	90.00	34	fixed	144 bps
795	107136715	226,788.73	82.85	28	ARM	185 bps
796	107136764	224,804.37	90.00	34	ARM	185 bps
797	107136798	132,202.79	90.00	34	ARM	185 bps
798	107136806	139,911.63	87.50	32	fixed	144 bps
799	107136830	195,363.40	83.91	29	fixed	144 bps
800	107136848	138,492.94	90.00	34	ARM	185 bps
801	107136897	115,926.77	84.06	29	fixed	144 bps
802	107136921	56,951.40	80.28	26	ARM	185 bps
803	107136947	143,533.40	85.00	30	ARM	185 bps
804	107136970	161,872.36	90.00	34	ARM	185 bps
805	107136996	391,206.52	90.00	34	ARM	185 bps
806	107137077	79,846.39	85.00	30	ARM	185 bps
807	107137085	174,925.60	85.00	30	ARM	185 bps
808	107137093	65,955.71	84.62	30	ARM	185 bps
809	107137119	217,644.72	90.00	34	ARM	185 bps
810	107137135	238,313.94	90.00	34	ARM	185 bps
811	107137168	123,312.41	95.00	37	ARM	185 bps
812	107137242	103,419.25	90.00	34	ARM	185 bps
813	107137267	106,180.49	85.00	30	ARM	185 bps
814	107137341	125,928.99	90.00	34	ARM	185 bps
815	107137358	73,056.17	85.00	30	ARM	185 bps
816	107137390	143,537.94	85.00	30	ARM	185 bps
817	107137408	113,304.26	90.00	34	ARM	185 bps
818	107137416	48,567.39	90.00	34	ARM	185 bps
819	107137473	113,911.94	95.00	37	ARM	185 bps
820	107137515	104,442.91	95.00	37	ARM	185 bps
821	107137523	251,780.89	90.00	34	ARM	185 bps
822	107137556	157,141.23	85.00	30	ARM	185 bps
823	107137580	99,817.30	90.00	34	ARM	185 bps
824	107137598	346,235.02	90.00	34	ARM	185 bps
825	107137622	153,682.06	90.00	34	fixed	144 bps
826	107137648	163,005.19	94.97	37	ARM	185 bps
827	107137697	226,094.68	90.00	34	ARM	185 bps
828	107137747	127,023.79	82.00	27	ARM	185 bps
829	107137796	208,094.48	80.09	26	fixed	144 bps
830	107137820	297,255.66	85.00	30	ARM	185 bps
831	107137853	297,225.78	85.00	30	ARM	185 bps
832	107137879	193,839.40	84.35	29	ARM	185 bps
833	107137895	160,529.57	85.00	30	ARM	185 bps
834	107137929	223,721.68	85.00	30	fixed	144 bps
835	107137952	275,305.55	95.00	37	fixed	144 bps
836	107137986	132,916.05	95.00	37	ARM	185 bps
837	107138018	97,710.09	85.00	30	ARM	185 bps
838	107138026	108,769.64	90.00	34	ARM	185 bps
839	107138109	222,812.64	95.00	37	ARM	185 bps
840	107138117	198,529.82	90.00	34	ARM	185 bps
841	107138240	117,824.29	100.00	40	ARM	185 bps
842	107138265	160,952.94	95.00	37	ARM	185 bps
843	107138299	365,226.02	85.00	30	ARM	185 bps
844	107138315	179,742.55	90.00	34	ARM	185 bps
845	107138323	173,568.48	90.00	34	ARM	185 bps
846	107138331	44,457.02	82.00	27	fixed	144 bps
847	107138406	90,194.19	95.00	37	ARM	185 bps
848	107138430	152,914.67	85.00	30	ARM	185 bps
849	107138463	273,786.25	89.84	34	ARM	185 bps
850	107138471	193,667.30	85.00	30	ARM	185 bps
851	107138505	197,824.45	90.00	34	ARM	185 bps
852	107138521	130,365.58	90.00	34	ARM	185 bps
853	107138596	129,520.67	90.00	34	ARM	185 bps
854	107138638	204,705.12	85.00	30	ARM	185 bps
855	107138737	170,878.08	90.00	34	ARM	185 bps
856	107138745	170,884.09	90.00	34	ARM	185 bps
857	107138778	255,230.23	89.82	34	ARM	185 bps
858	107138786	146,491.20	80.11	26	ARM	185 bps
859	107138810	203,860.31	85.00	30	ARM	185 bps
860	107138836	202,369.54	90.00	34	ARM	185 bps
861	107138851	323,769.00	90.00	34	ARM	185 bps
862	107138919	208,109.98	85.00	30	fixed	144 bps
863	107138927	189,853.24	88.37	33	ARM	185 bps
864	107138935	296,798.69	90.00	34	ARM	185 bps
865	107138943	233,585.02	85.00	30	fixed	144 bps
866	107138950	322,753.00	85.00	30	ARM	185 bps
867	107138968	256,778.73	84.82	30	fixed	144 bps
868	107138992	382,682.36	83.32	28	ARM	185 bps
869	107139024	259,832.10	90.00	34	fixed	144 bps
870	107139065	294,290.04	95.00	37	ARM	185 bps
871	107139107	220,324.53	90.00	34	ARM	185 bps
872	107139131	157,265.48	90.00	34	fixed	144 bps
873	107139248	113,502.19	84.15	29	ARM	185 bps
874	107139297	251,442.81	85.00	30	fixed	144 bps
875	107139305	314,768.55	90.00	34	ARM	185 bps
876	107139313	71,377.18	85.00	30	ARM	185 bps
877	107139339	92,643.84	90.00	34	ARM	185 bps
878	107139347	202,392.79	90.00	34	ARM	185 bps
879	107139362	67,105.39	85.00	30	ARM	185 bps
880	107139388	104,068.00	85.00	30	ARM	185 bps
881	107139412	116,444.43	90.00	34	ARM	185 bps
882	107139446	131,685.19	85.00	30	ARM	185 bps
883	107139461	183,759.68	94.36	37	ARM	185 bps
884	107139487	131,661.42	85.00	30	ARM	185 bps
885	107139503	177,504.09	85.00	30	ARM	185 bps
886	107139560	184,369.77	90.00	34	ARM	185 bps
887	107139586	62,954.17	90.00	34	ARM	185 bps
888	107139636	108,761.62	85.00	30	ARM	185 bps
889	107139669	194,868.89	81.25	27	fixed	144 bps
890	107139701	254,819.66	100.00	40	ARM	185 bps
891	107139743	182,678.53	85.00	30	ARM	185 bps
892	107139750	166,311.85	90.00	34	ARM	185 bps
893	107139834	134,529.38	89.88	34	ARM	185 bps
894	107139917	204,696.98	85.00	30	ARM	185 bps
895	107139933	125,330.06	95.00	37	ARM	185 bps
896	107139958	265,312.61	90.00	34	ARM	185 bps
897	107139966	169,902.18	82.93	28	ARM	185 bps
898	107139974	144,411.37	85.00	30	ARM	185 bps
899	107139982	93,402.67	85.00	30	ARM	185 bps
900	107140006	189,314.93	90.00	34	ARM	185 bps
901	107140030	349,965.02	85.00	30	ARM	185 bps
902	107140139	121,408.00	90.00	34	ARM	185 bps
903	107140154	172,793.08	95.00	37	ARM	185 bps
904	107140170	179,909.38	84.51	29	fixed	144 bps
905	107140188	337,239.17	85.00	30	ARM	185 bps
906	107140220	229,308.14	90.00	34	ARM	185 bps
907	107140238	221,291.09	90.00	34	ARM	185 bps
908	107140287	119,741.65	85.00	30	ARM	185 bps
909	107140295	223,094.01	95.00	37	ARM	185 bps
910	107140303	80,920.83	90.00	34	ARM	185 bps
911	107140311	293,217.92	94.72	37	ARM	185 bps
912	107140352	196,234.67	85.00	30	ARM	185 bps
913	107140378	169,891.59	100.00	40	ARM	185 bps
914	107140410	191,092.92	85.00	30	ARM	185 bps
915	107140428	152,781.14	82.70	28	ARM	185 bps
916	107140436	264,784.92	88.33	33	ARM	185 bps
917	107140469	227,816.76	95.00	37	ARM	185 bps
918	107140477	106,067.14	85.00	30	ARM	185 bps
919	107140485	152,912.88	85.00	30	ARM	185 bps
920	107140493	305,786.19	90.00	34	ARM	185 bps
921	107140527	236,586.73	80.89	26	ARM	185 bps
922	107140675	369,059.92	85.00	30	ARM	185 bps
923	107140816	260,362.37	90.00	34	ARM	185 bps
924	107140824	190,651.15	90.00	34	ARM	185 bps
925	107140832	220,794.31	85.00	30	ARM	185 bps
926	107140931	341,696.78	90.00	34	ARM	185 bps
927	107140980	297,717.66	90.00	34	ARM	185 bps
928	107141012	249,848.54	100.00	40	ARM	185 bps
929	107141087	166,371.40	90.00	34	ARM	185 bps
930	107141095	260,817.63	90.00	34	ARM	185 bps
931	107141103	49,472.25	90.00	34	ARM	185 bps
932	107141210	148,686.95	85.00	30	ARM	185 bps
933	107141327	139,398.52	100.00	40	ARM	185 bps
934	107141442	169,961.94	90.00	34	ARM	185 bps
935	107141525	152,893.09	90.00	34	ARM	185 bps
936	107141574	149,876.50	95.00	37	ARM	185 bps
937	107141608	152,791.89	90.00	34	ARM	185 bps
938	107141657	134,234.63	95.00	37	ARM	185 bps
939	107141665	87,278.69	95.00	37	ARM	185 bps
940	107141699	179,709.82	90.00	34	ARM	185 bps
941	107141723	297,078.69	85.00	30	fixed	144 bps
942	107141749	214,837.21	80.98	26	ARM	185 bps
943	107141756	303,748.34	95.00	37	ARM	185 bps
944	107141780	239,239.36	90.00	34	fixed	144 bps
945	107141830	93,412.97	86.57	31	ARM	185 bps
946	107141855	174,133.08	85.00	30	fixed	144 bps
947	107141871	223,976.06	95.00	37	ARM	185 bps
948	107141889	218,296.64	95.00	37	ARM	185 bps
949	107141897	202,586.91	97.00	39	ARM	185 bps
950	107141905	393,880.05	90.00	34	ARM	185 bps
951	107141970	128,599.59	90.00	34	ARM	185 bps
952	107141996	130,992.53	95.00	37	ARM	185 bps
953	107142010	179,882.85	90.00	34	fixed	144 bps
954	107142028	225,195.49	82.54	28	ARM	185 bps
955	107142044	233,558.01	85.00	30	ARM	185 bps
956	107142085	247,986.84	85.00	30	ARM	185 bps
957	107142101	80,691.84	85.00	30	ARM	185 bps
958	107142168	66,273.93	85.00	30	ARM	185 bps
959	107142184	28,790.89	90.00	34	ARM	185 bps
960	107142226	62,976.28	90.00	34	ARM	185 bps
961	107142267	126,474.39	95.00	37	ARM	185 bps
962	107142275	142,458.51	95.00	37	ARM	185 bps
963	107142283	93,377.87	85.00	30	ARM	185 bps
964	107142309	33,987.88	85.00	30	ARM	185 bps
965	107142325	159,269.94	95.00	37	ARM	185 bps
966	107142341	133,123.20	90.00	34	ARM	185 bps
967	107142358	77,852.32	95.00	37	ARM	185 bps
968	107142374	243,843.88	95.00	37	ARM	185 bps
969	107142457	194,865.12	84.78	30	ARM	185 bps
970	107142473	220,336.36	90.00	34	ARM	185 bps
971	107142507	271,776.60	89.18	33	fixed	144 bps
972	107142523	169,739.18	80.95	26	ARM	185 bps
973	107142564	62,926.47	90.00	34	ARM	185 bps
974	107142572	164,777.62	85.00	30	fixed	144 bps
975	107142580	184,365.79	90.00	34	fixed	144 bps
976	107142598	269,293.91	86.94	31	ARM	185 bps
977	107142606	296,454.39	88.57	33	ARM	185 bps
978	107142622	52,161.26	90.00	34	ARM	185 bps
979	107142648	324,663.66	100.00	40	ARM	185 bps
980	107142697	76,456.44	85.00	30	ARM	185 bps
981	107142754	227,748.94	95.00	37	ARM	185 bps
982	107142770	96,273.51	82.48	28	fixed	144 bps
983	107142812	197,899.48	90.00	34	ARM	185 bps
984	107142846	208,849.49	95.00	37	ARM	185 bps
985	107142853	208,979.69	85.00	30	ARM	185 bps
986	107142895	36,883.49	90.00	34	ARM	185 bps
987	107142903	52,224.56	95.00	37	ARM	185 bps
988	107142945	157,104.76	95.00	37	ARM	185 bps
989	107142960	131,958.66	95.00	37	ARM	185 bps
990	107142986	149,917.89	100.00	40	ARM	185 bps
991	107143018	350,673.33	90.00	34	ARM	185 bps
992	107143067	220,868.84	85.00	30	ARM	185 bps
993	107143075	144,344.71	85.00	30	ARM	185 bps
994	107143083	195,213.68	95.00	37	ARM	185 bps
995	107143109	133,369.98	85.00	30	ARM	185 bps
996	107143117	140,161.47	84.49	29	ARM	185 bps
997	107143141	204,188.17	90.00	34	fixed	144 bps
998	107143158	165,629.43	85.00	30	ARM	185 bps
999	107143166	247,312.60	90.00	34	ARM	185 bps
1000	107143174	120,646.49	85.00	30	ARM	185 bps
1001	107143216	125,931.17	100.00	40	ARM	185 bps
1002	107143232	116,954.00	90.00	34	ARM	185 bps
1003	107143265	212,673.71	95.00	37	fixed	144 bps
1004	107143281	83,660.53	90.00	34	ARM	185 bps
1005	107143307	95,897.04	95.00	37	ARM	185 bps
1006	107143315	114,683.98	85.00	30	fixed	144 bps
1007	107143364	204,112.95	95.00	37	ARM	185 bps
1008	107143406	232,928.73	90.00	34	ARM	185 bps
1009	107143422	201,889.78	94.58	37	fixed	144 bps
1010	107143489	185,261.03	90.00	34	ARM	185 bps
1011	107143513	134,492.35	90.00	34	ARM	185 bps
1012	107143539	130,400.20	90.00	34	ARM	185 bps
1013	107143547	222,170.77	90.00	34	ARM	185 bps
1014	107143554	148,650.19	85.00	30	ARM	185 bps
1015	107143562	134,792.65	95.00	37	ARM	185 bps
1016	107143612	257,835.48	100.00	40	ARM	185 bps
1017	107143646	238,364.19	90.00	34	ARM	185 bps
1018	107143695	215,852.10	90.00	34	ARM	185 bps
1019	107143711	167,765.68	90.00	34	ARM	185 bps
1020	107143752	92,660.70	90.00	34	ARM	185 bps
1021	107143810	370,805.63	84.32	29	ARM	185 bps
1022	107143844	169,891.59	85.00	30	ARM	185 bps
1023	107143869	140,179.17	85.00	30	ARM	185 bps
1024	107143885	125,942.45	90.00	34	ARM	185 bps
1025	107143893	98,542.08	85.00	30	ARM	185 bps
1026	107143927	103,426.21	90.00	34	ARM	185 bps
1027	107143935	131,551.64	85.00	30	ARM	185 bps
1028	107143950	55,772.84	90.00	34	ARM	185 bps
1029	107143984	247,725.84	95.00	37	ARM	185 bps
1030	107143992	80,041.73	90.00	34	ARM	185 bps
1031	107144073	241,885.35	90.00	34	ARM	185 bps
1032	107144081	263,335.37	85.00	30	ARM	185 bps
1033	107144123	184,136.60	95.00	37	ARM	185 bps
1034	107144149	157,118.43	100.00	40	ARM	185 bps
1035	107144180	285,378.77	88.90	33	ARM	185 bps
1036	107144198	181,315.33	95.00	37	ARM	185 bps
1037	107144255	111,193.89	85.00	30	ARM	185 bps
1038	107144271	63,698.76	85.00	30	ARM	185 bps
1039	107144305	164,151.51	90.00	34	ARM	185 bps
1040	107144313	189,880.07	82.61	28	ARM	185 bps
1041	107144347	377,786.98	90.00	34	ARM	185 bps
1042	107144446	158,285.92	88.00	32	ARM	185 bps
1043	107144487	249,808.44	88.97	33	ARM	185 bps
1044	107144503	61,172.34	85.00	30	ARM	185 bps
1045	107144529	399,641.89	88.89	33	ARM	185 bps
1046	107144537	195,193.09	90.00	34	ARM	185 bps
1047	107144552	126,726.05	95.00	37	ARM	185 bps
1048	107144560	262,376.30	90.00	34	fixed	144 bps
1049	107144594	157,389.95	90.00	34	ARM	185 bps
1050	107144628	183,828.75	84.40	29	ARM	185 bps
1051	107144719	208,840.17	95.00	37	ARM	185 bps
1052	107144743	175,855.44	81.86	27	ARM	185 bps
1053	107144784	187,059.67	90.00	34	ARM	185 bps
1054	107144800	373,152.38	90.00	34	ARM	185 bps
1055	107144875	229,302.40	85.00	30	ARM	185 bps
1056	107144891	174,882.58	100.00	40	ARM	185 bps
1057	107144917	42,481.49	85.00	30	ARM	185 bps
1058	107144941	196,096.13	90.00	34	ARM	185 bps
1059	107145039	211,303.16	90.00	34	ARM	185 bps
1060	107145047	161,371.48	85.00	30	ARM	185 bps
1061	107145062	275,822.19	84.92	30	ARM	185 bps
1062	107145104	266,000.00	88.67	33	ARM	185 bps
1063	107145112	179,896.22	90.00	34	ARM	185 bps
1064	107145161	289,809.33	89.78	34	ARM	185 bps
1065	107145187	185,082.53	95.00	37	ARM	185 bps
1066	107145245	152,897.34	85.00	30	ARM	185 bps
1067	107145252	188,835.67	85.91	31	ARM	185 bps
1068	107145260	190,673.27	90.00	34	ARM	185 bps
1069	107145278	328,500.00	90.00	34	ARM	185 bps
1070	107145302	239,207.60	95.00	37	ARM	185 bps
1071	107145310	170,348.83	83.17	28	ARM	185 bps
1072	107145344	97,715.51	85.00	30	ARM	185 bps
1073	107145427	84,957.75	85.00	30	ARM	185 bps
1074	107145435	107,925.29	90.00	34	ARM	185 bps
1075	107145450	131,647.22	85.00	30	ARM	185 bps
1076	107145468	169,873.83	85.00	30	ARM	185 bps
1077	107145476	80,062.23	90.00	34	ARM	185 bps
1078	107145492	119,787.21	85.00	30	ARM	185 bps
1079	107145534	194,843.28	92.86	36	ARM	185 bps
1080	107145542	179,850.99	90.00	34	ARM	185 bps
1081	107145567	285,077.44	90.00	34	ARM	185 bps
1082	107145633	269,755.91	90.00	34	ARM	185 bps
1083	107145708	106,920.59	84.92	30	ARM	185 bps
1084	107145716	101,593.89	95.00	37	ARM	185 bps
1085	107145807	60,266.99	90.00	34	ARM	185 bps
1086	107145872	123,402.69	95.00	37	ARM	185 bps
1087	107145906	389,364.47	90.00	34	ARM	185 bps
1088	107145930	235,440.30	95.00	37	ARM	185 bps
1089	107145955	217,435.25	85.00	30	fixed	144 bps
1090	107145963	250,605.74	95.00	37	ARM	185 bps
1091	107146011	175,840.07	85.00	30	ARM	185 bps
1092	107146037	114,699.12	88.27	33	ARM	185 bps
1093	107146086	180,109.48	85.00	30	ARM	185 bps
1094	107146136	46,781.60	90.00	34	ARM	185 bps
1095	107146144	141,908.51	100.00	40	ARM	185 bps
1096	107146169	139,399.53	90.00	34	ARM	185 bps
1097	107146201	247,325.31	90.00	34	ARM	185 bps
1098	107146219	365,169.58	85.00	30	ARM	185 bps
1099	107146235	150,882.20	83.89	29	ARM	185 bps
1100	107146284	135,930.23	85.00	30	ARM	185 bps
1101	107146292	114,236.91	90.00	34	ARM	185 bps
1102	107146359	123,892.18	89.86	34	ARM	185 bps
1103	107146425	179,794.97	90.00	34	ARM	185 bps
1104	107146458	231,028.41	85.00	30	ARM	185 bps
1105	107146474	125,798.74	95.00	37	ARM	185 bps
1106	107146615	344,730.87	86.68	31	fixed	144 bps
1107	107146623	146,786.34	95.00	37	ARM	185 bps
1108	107146672	276,848.69	100.00	40	ARM	185 bps
1109	107146714	74,652.36	90.00	34	ARM	185 bps
1110	107146730	113,252.47	90.00	34	ARM	185 bps
1111	107146797	212,500.00	85.00	30	ARM	185 bps
1112	107146821	194,598.07	95.00	37	ARM	185 bps

MGIC

Lehman Brothers

2002-BC10

Insurable Loan List

December 4, 2002

Loan Number		Amount of Insurable Loan	LTV	Amount of MGIC Coverage >80% LTV Down to 60% Exposure	Loan Type	Premium Rate
Total Number of Insurable Loans: Total Amount of Insurance Loans:				1112 $177,968,493.78

1	14324644	203,776.30	85.00	30	ARM	185 bps
2	14324693	122,959.82	85.00	30	ARM	185 bps
3	14324750	206,723.00	90.00	34	fixed	144 bps
4	14324800	239,668.58	88.24	32	fixed	144 bps
5	14324859	102,724.94	85.00	30	ARM	185 bps
6	14324867	102,724.94	85.00	30	ARM	185 bps
7	14324883	399,419.16	84.21	29	ARM	185 bps
8	14324909	91,060.77	89.41	33	ARM	185 bps
9	14324958	217,285.49	95.00	37	ARM	185 bps
10	14324966	184,245.23	90.00	34	ARM	185 bps
11	14324974	93,595.87	82.24	28	fixed	144 bps
12	14346019	212,306.12	85.00	30	ARM	185 bps
13	14346027	251,443.90	95.00	37	ARM	185 bps
14	14346050	341,562.34	90.00	34	ARM	185 bps
15	14366728	242,650.98	90.00	34	fixed	144 bps
16	14380745	115,010.23	90.00	34	fixed	144 bps
17	14380778	65,661.21	90.00	34	fixed	144 bps
18	14381131	228,283.05	95.00	37	fixed	144 bps
19	14505747	202,397.74	90.00	34	fixed	144 bps
20	14539811	399,775.75	89.89	34	ARM	185 bps
21	14539944	262,773.56	84.84	30	ARM	185 bps
22	106510431	212,321.00	85.00	30	ARM	185 bps
23	106551682	100,675.53	90.00	34	ARM	185 bps
24	106763865	32,285.86	85.00	30	ARM	185 bps
25	106766603	115,632.71	85.00	30	ARM	185 bps
26	106770506	61,156.62	85.00	30	ARM	185 bps
27	106794928	170,785.59	90.00	34	fixed	144 bps
28	106794969	341,605.03	90.00	34	ARM	185 bps
29	106795065	196,433.55	87.43	32	ARM	185 bps
30	106795081	343,581.72	89.35	33	ARM	185 bps
31	106795099	102,347.38	82.00	27	ARM	185 bps
32	106795115	72,200.72	85.00	30	ARM	185 bps
33	106795131	205,462.43	85.00	30	ARM	185 bps
34	106795156	151,116.03	85.00	30	ARM	185 bps
35	106795206	230,945.94	85.00	30	fixed	144 bps
36	106795214	195,995.79	90.00	34	ARM	185 bps
37	106795271	79,098.63	88.00	32	fixed	144 bps
38	106795289	138,431.47	90.00	34	ARM	185 bps
39	106795297	67,329.32	87.19	32	fixed	144 bps
40	106795305	181,590.37	90.00	34	ARM	185 bps
41	106795370	157,090.56	85.00	30	ARM	185 bps
42	106795388	158,207.40	90.00	34	ARM	185 bps
43	106795396	175,809.71	90.00	34	ARM	185 bps
44	106795412	64,545.57	85.00	30	ARM	185 bps
45	106795446	242,458.92	85.00	30	ARM	185 bps
46	106795586	103,407.84	86.25	31	ARM	185 bps
47	106795594	63,663.97	85.00	30	fixed	144 bps
48	106795610	152,804.20	90.00	34	ARM	185 bps
49	106795651	193,353.32	90.00	34	ARM	185 bps
50	106795677	347,937.47	90.00	34	ARM	185 bps
51	106795719	224,696.43	90.00	34	ARM	185 bps
52	106795768	191,810.35	83.48	29	ARM	185 bps
53	106795784	74,925.91	80.65	26	ARM	185 bps
54	106795792	287,404.49	89.72	34	ARM	185 bps
55	106795800	173,565.05	90.00	34	ARM	185 bps
56	106795842	322,547.15	85.00	30	ARM	185 bps
57	106795867	179,757.13	90.00	34	ARM	185 bps
58	106796022	49,366.00	90.00	34	ARM	185 bps
59	106796063	225,223.07	90.00	34	ARM	185 bps
60	106796113	226,462.31	90.00	34	ARM	185 bps
61	106796139	136,768.38	90.00	34	ARM	185 bps
62	106796170	69,411.04	89.10	33	fixed	144 bps
63	106796188	75,571.25	85.00	30	fixed	144 bps
64	106796196	61,980.80	85.00	30	fixed	144 bps
65	106796212	328,056.79	90.00	34	ARM	185 bps
66	106796246	96,389.09	85.00	30	ARM	185 bps
67	106796253	38,222.53	90.00	34	ARM	185 bps
68	106796386	264,988.58	90.00	34	ARM	185 bps
69	106796428	60,225.92	90.00	34	ARM	185 bps
70	106796477	135,181.26	85.00	30	fixed	144 bps
71	106796493	95,315.06	90.00	34	ARM	185 bps
72	106796527	42,248.55	90.00	34	fixed	144 bps
73	106796618	269,703.31	90.00	34	ARM	185 bps
74	106796626	323,246.16	90.00	34	ARM	185 bps
75	106796634	130,364.16	90.00	34	fixed	144 bps
76	106796642	55,648.77	90.00	34	ARM	185 bps
77	106796667	103,404.05	90.00	34	ARM	185 bps
78	106796915	266,602.44	89.00	33	fixed	144 bps
79	106796949	157,313.35	90.00	34	fixed	144 bps
80	106796964	60,230.34	90.00	34	fixed	144 bps
81	106796972	229,103.69	90.00	34	fixed	144 bps
82	106797012	67,515.72	90.00	34	ARM	185 bps
83	106797038	112,363.21	90.00	34	ARM	185 bps
84	106797046	50,338.70	90.00	34	ARM	185 bps
85	106797160	178,690.89	87.32	32	fixed	144 bps
86	106797251	49,445.59	90.00	34	ARM	185 bps
87	106797269	194,061.95	95.00	37	ARM	185 bps
88	106797319	109,563.46	84.62	30	fixed	144 bps
89	106797327	52,595.19	90.00	34	ARM	185 bps
90	106797335	368,573.85	90.00	34	ARM	185 bps
91	106797376	182,942.80	90.00	34	ARM	185 bps
92	106797384	99,344.61	85.00	30	ARM	185 bps
93	106797491	33,263.94	83.25	28	ARM	185 bps
94	106797525	41,620.09	85.00	30	ARM	185 bps
95	106797640	344,680.38	85.00	30	ARM	185 bps
96	106797681	161,835.63	90.00	34	ARM	185 bps
97	106797822	137,119.69	85.00	30	ARM	185 bps
98	106797855	329,483.56	89.19	33	ARM	185 bps
99	106797905	39,067.06	85.00	30	ARM	185 bps
100	106797913	55,187.81	89.84	34	fixed	144 bps
101	106797947	41,356.91	90.00	34	ARM	185 bps
102	106797996	107,839.18	90.00	34	ARM	185 bps
103	106798002	66,530.67	90.00	34	fixed	144 bps
104	106798010	30,578.32	85.00	30	ARM	185 bps
105	106798069	49,678.89	85.00	30	ARM	185 bps
106	106798168	87,929.86	84.62	30	ARM	185 bps
107	106798200	215,626.99	90.00	34	ARM	185 bps
108	106798218	110,365.64	85.00	30	ARM	185 bps
109	106798226	87,233.97	90.00	34	ARM	185 bps
110	106798259	122,265.50	90.00	34	fixed	144 bps
111	106798283	82,709.00	90.00	34	ARM	185 bps
112	106798291	305,646.60	90.00	34	ARM	185 bps
113	106798317	63,687.03	85.00	30	ARM	185 bps
114	106798358	89,908.26	90.00	34	ARM	185 bps
115	106798374	211,185.09	90.00	34	ARM	185 bps
116	106798424	34,164.40	90.00	34	ARM	185 bps
117	106798432	134,984.85	85.00	30	ARM	185 bps
118	106798440	131,230.91	85.00	30	ARM	185 bps
119	106798457	46,714.62	85.00	30	ARM	185 bps
120	106798465	38,221.07	85.00	30	ARM	185 bps
121	106798523	133,068.16	90.00	34	ARM	185 bps
122	106798572	214,029.00	85.00	30	ARM	185 bps
123	106798580	152,833.95	90.00	34	ARM	185 bps
124	106798630	65,385.36	85.00	30	ARM	185 bps
125	106798648	224,964.66	85.00	30	ARM	185 bps
126	106798689	80,899.32	90.00	34	ARM	185 bps
127	106798762	63,330.00	82.34	28	ARM	185 bps
128	106798770	202,227.33	90.00	34	ARM	185 bps
129	106798788	66,414.89	81.10	27	ARM	185 bps
130	106798960	31,473.45	90.00	34	ARM	185 bps
131	106798986	287,707.98	82.29	28	fixed	144 bps
132	106799018	147,690.54	88.09	32	ARM	185 bps
133	106799034	168,944.33	85.00	30	ARM	185 bps
134	106799059	150,709.22	85.00	30	fixed	144 bps
135	106799158	135,917.33	85.00	30	fixed	144 bps
136	106799190	92,480.41	85.00	30	ARM	185 bps
137	106799208	282,755.77	95.00	37	ARM	185 bps
138	106799224	62,954.85	90.00	34	fixed	144 bps
139	106799232	399,560.46	87.91	32	ARM	185 bps
140	106799257	121,352.27	90.00	34	ARM	185 bps
141	106799273	42,887.60	90.00	34	ARM	185 bps
142	106799281	98,902.01	90.00	34	ARM	185 bps
143	106799315	386,529.44	90.00	34	ARM	185 bps
144	106799364	160,849.16	84.74	30	fixed	144 bps
145	106799398	40,463.93	90.00	34	ARM	185 bps
146	106799414	44,912.07	90.00	34	fixed	144 bps
147	106799554	128,059.03	95.00	37	ARM	185 bps
148	106799588	75,451.38	83.00	28	fixed	144 bps
149	106799596	30,572.52	85.00	30	ARM	185 bps
150	106799604	139,899.04	80.14	26	ARM	185 bps
151	106799612	63,580.19	95.00	37	ARM	185 bps
152	106799638	305,573.84	90.00	34	ARM	185 bps
153	106799646	179,745.08	90.00	34	ARM	185 bps
154	106799653	395,497.72	90.00	34	ARM	185 bps
155	106799661	359,584.23	90.00	34	ARM	185 bps
156	106799679	83,907.70	88.42	33	fixed	144 bps
157	106799687	79,960.73	90.00	34	ARM	185 bps
158	106799703	157,287.49	90.00	34	ARM	185 bps
159	106799711	350,526.44	90.00	34	ARM	185 bps
160	106799745	67,908.25	85.00	30	ARM	185 bps
161	106799778	50,961.83	85.00	30	ARM	185 bps
162	106799802	162,162.50	85.00	30	ARM	185 bps
163	106799844	50,897.08	90.00	34	ARM	185 bps
164	106799919	69,219.95	90.00	34	ARM	185 bps
165	106799927	56,634.52	90.00	34	ARM	185 bps
166	106799935	196,966.28	90.00	34	ARM	185 bps
167	106799943	70,122.85	90.00	34	ARM	185 bps
168	106799984	62,943.90	90.00	34	ARM	185 bps
169	106799992	75,517.09	84.00	29	fixed	144 bps
170	106800048	391,870.58	90.00	34	fixed	144 bps
171	106800089	44,945.86	90.00	34	fixed	144 bps
172	106800097	38,653.44	90.00	34	fixed	144 bps
173	106800113	224,961.74	85.00	30	ARM	185 bps
174	106800121	212,278.81	85.00	30	fixed	144 bps
175	106800147	89,878.56	90.00	34	fixed	144 bps
176	106800170	203,152.18	94.99	37	ARM	185 bps
177	106800188	41,454.78	85.00	30	fixed	144 bps
178	106800238	95,048.95	85.00	30	ARM	185 bps
179	106800337	32,243.88	90.00	34	ARM	185 bps
180	106800345	31,469.22	90.00	34	ARM	185 bps
181	106800352	73,677.49	90.00	34	ARM	185 bps
182	106800360	43,175.10	90.00	34	fixed	144 bps
183	106800444	71,817.97	90.00	34	ARM	185 bps
184	106800469	75,990.69	85.00	30	ARM	185 bps
185	106800477	67,917.30	85.00	30	ARM	185 bps
186	106800527	386,144.76	85.00	30	ARM	185 bps
187	106800568	85,438.86	90.00	34	ARM	185 bps
188	106800600	220,257.70	90.00	34	fixed	144 bps
189	106800634	154,699.69	85.00	30	ARM	185 bps
190	106800642	314,007.82	85.00	30	ARM	185 bps
191	106800709	50,954.59	85.00	30	ARM	185 bps
192	106800733	89,810.46	90.00	34	ARM	185 bps
193	106800758	158,376.56	94.94	37	ARM	185 bps
194	106800774	109,690.41	90.00	34	ARM	185 bps
195	106800808	269,703.31	90.00	34	ARM	185 bps
196	106800824	338,591.28	85.00	30	ARM	185 bps
197	106800865	148,255.33	90.00	34	ARM	185 bps
198	106800899	64,735.31	90.00	34	ARM	185 bps
199	106800907	61,145.49	85.00	30	ARM	185 bps
200	106800915	107,802.32	90.00	34	fixed	144 bps
201	106800923	109,683.30	90.00	34	ARM	185 bps
202	106801004	118,888.50	85.00	30	ARM	185 bps
203	106801020	197,732.85	90.00	34	ARM	185 bps
204	106801038	53,934.33	90.00	34	ARM	185 bps
205	106801046	148,393.38	90.00	34	fixed	144 bps
206	106801095	322,542.57	85.00	30	fixed	144 bps
207	106801103	224,726.41	90.00	34	ARM	185 bps
208	106801137	67,083.66	85.00	30	ARM	185 bps
209	106801145	191,711.25	83.48	29	ARM	185 bps
210	106801186	116,799.56	90.00	34	ARM	185 bps
211	106801194	322,645.07	83.90	29	ARM	185 bps
212	106801244	133,331.17	85.00	30	fixed	144 bps
213	106801251	62,947.38	90.00	34	ARM	185 bps
214	106801277	61,136.30	85.00	30	ARM	185 bps
215	106801327	139,302.44	90.00	34	fixed	144 bps
216	106801426	54,836.59	90.00	34	ARM	185 bps
217	106801434	165,526.38	85.00	30	ARM	185 bps
218	106801442	163,677.43	90.00	34	ARM	185 bps
219	106801459	186,693.77	85.00	30	ARM	185 bps
220	106801475	80,906.46	90.00	34	ARM	185 bps
221	106801483	166,359.44	90.00	34	ARM	185 bps
222	106801582	59,456.45	85.00	30	ARM	185 bps
223	106801608	137,548.68	81.00	26	ARM	185 bps
224	106801640	166,724.75	90.00	34	ARM	185 bps
225	106801665	118,888.50	82.64	28	ARM	185 bps
226	106801681	80,950.76	90.00	34	fixed	144 bps
227	106801749	118,882.46	85.00	30	ARM	185 bps
228	106801772	148,374.91	90.00	34	ARM	185 bps
229	106801822	103,844.79	88.14	32	fixed	144 bps
230	106801863	81,841.19	84.43	29	ARM	185 bps
231	106801897	260,647.87	90.00	34	ARM	185 bps
232	106801905	67,934.24	85.00	30	ARM	185 bps
233	106801947	251,575.35	90.00	34	ARM	185 bps
234	106801996	141,800.69	85.00	30	ARM	185 bps
235	106802036	184,286.91	89.13	33	fixed	144 bps
236	106802119	78,189.10	90.00	34	ARM	185 bps
237	106802234	38,217.78	90.00	34	ARM	185 bps
238	106802283	157,386.92	90.00	34	ARM	185 bps
239	106802291	204,662.27	82.00	27	ARM	185 bps
240	106802366	55,303.86	83.86	29	ARM	185 bps
241	106802424	169,789.00	85.00	30	ARM	185 bps
242	106802440	44,957.84	94.74	37	ARM	185 bps
243	106802457	106,150.30	85.00	30	ARM	185 bps
244	106802465	152,857.61	90.00	34	ARM	185 bps
245	106802499	67,605.31	85.00	30	ARM	185 bps
246	106802523	46,717.23	85.00	30	fixed	144 bps
247	106802598	56,038.47	85.00	30	ARM	185 bps
248	106802630	53,934.33	90.00	34	ARM	185 bps
249	106802689	34,820.33	85.00	30	ARM	185 bps
250	106802713	233,756.42	90.00	34	ARM	185 bps
251	106802721	63,683.64	85.00	30	ARM	185 bps
252	106802770	125,687.04	85.00	30	ARM	185 bps
253	106802853	394,716.75	85.00	30	ARM	185 bps
254	106802879	94,698.51	85.00	30	ARM	185 bps
255	106802887	87,963.10	95.00	37	ARM	185 bps
256	106803034	130,348.92	90.00	34	ARM	185 bps
257	106803042	340,439.26	90.00	34	ARM	185 bps
258	106803133	57,742.90	85.00	30	ARM	185 bps
259	106803174	44,508.25	90.00	34	ARM	185 bps
260	106803182	134,817.85	84.11	29	ARM	185 bps
261	106803224	177,947.64	90.00	34	ARM	185 bps
262	106803232	40,463.93	90.00	34	ARM	185 bps
263	106803281	40,467.60	90.00	34	ARM	185 bps
264	106803323	78,127.49	85.00	30	ARM	185 bps
265	106803356	31,481.05	90.00	34	ARM	185 bps
266	106803364	179,813.93	90.00	34	ARM	185 bps
267	106803372	225,049.44	85.00	30	ARM	185 bps
268	106803398	107,818.73	85.00	30	ARM	185 bps
269	106803471	115,964.26	90.00	34	ARM	185 bps
270	106803489	42,466.07	85.00	30	ARM	185 bps
271	106803604	53,934.33	90.00	34	ARM	185 bps
272	106803612	55,735.56	90.00	34	ARM	185 bps
273	106803620	53,937.63	90.00	34	ARM	185 bps
274	106837123	167,528.48	90.00	34	ARM	185 bps
275	106840457	254,089.14	89.79	34	ARM	185 bps
276	106840754	191,483.52	95.00	37	ARM	185 bps
277	107010514	78,537.66	85.00	30	ARM	185 bps
278	107010589	51,828.85	85.00	30	ARM	185 bps
279	107010647	145,606.80	90.00	34	ARM	185 bps
280	107010688	58,463.49	90.00	34	ARM	185 bps
281	107010704	150,669.89	88.76	33	ARM	185 bps
282	107010720	41,198.70	85.00	30	ARM	185 bps
283	107010803	188,853.12	90.00	34	ARM	185 bps
284	107010829	33,729.48	90.00	34	ARM	185 bps
285	107010837	194,782.60	84.42	29	fixed	144 bps
286	107010886	359,712.93	90.00	34	ARM	185 bps
287	107010902	107,794.92	85.00	30	ARM	185 bps
288	107010969	69,593.46	89.29	33	fixed	144 bps
289	107010977	31,425.58	85.00	30	ARM	185 bps
290	107010985	269,784.46	90.00	34	ARM	185 bps
291	107010993	355,566.25	82.79	28	ARM	185 bps
292	107011017	73,871.21	80.35	26	ARM	185 bps
293	107011108	90,058.82	85.00	30	ARM	185 bps
294	107011124	112,427.75	90.00	34	ARM	185 bps
295	107011157	121,412.59	90.00	34	ARM	185 bps
296	107011215	35,980.42	90.00	34	ARM	185 bps
297	107011231	50,876.54	85.00	30	ARM	185 bps
298	107011272	77,810.03	95.00	37	ARM	185 bps
299	107011298	219,731.96	89.80	34	ARM	185 bps
300	107011306	97,236.30	85.00	30	ARM	185 bps
301	107011314	64,529.02	85.00	30	ARM	185 bps
302	107011322	29,738.77	85.00	30	fixed	144 bps
303	107011330	29,735.85	85.00	30	fixed	144 bps
304	107011447	55,039.23	80.47	26	ARM	185 bps
305	107011462	114,285.87	85.00	30	ARM	185 bps
306	107011520	287,620.47	90.00	34	ARM	185 bps
307	107011579	188,849.30	90.00	34	ARM	185 bps
308	107011587	203,845.71	85.00	30	fixed	144 bps
309	107011637	278,660.76	90.00	34	ARM	185 bps
310	107011645	55,193.98	85.00	30	ARM	185 bps
311	107011702	67,912.98	85.00	30	ARM	185 bps
312	107011736	65,665.24	90.00	34	ARM	185 bps
313	107011777	59,458.53	81.55	27	ARM	185 bps
314	107011884	300,210.70	85.00	30	ARM	185 bps
315	107011967	215,864.83	90.00	34	fixed	144 bps
316	107011975	90,764.91	85.00	30	ARM	185 bps
317	107012031	148,333.04	90.00	34	ARM	185 bps
318	107012049	48,412.39	85.00	30	ARM	185 bps
319	107012130	30,580.90	85.00	30	ARM	185 bps
320	107012148	37,376.75	85.00	30	ARM	185 bps
321	107012155	30,580.90	85.00	30	ARM	185 bps
322	107012189	109,617.60	90.00	34	ARM	185 bps
323	107012197	150,417.75	95.00	37	fixed	144 bps
324	107012213	220,748.15	84.99	30	ARM	185 bps
325	107012304	224,894.81	90.00	34	ARM	185 bps
326	107012338	82,790.79	85.00	30	ARM	185 bps
327	107012346	55,210.34	85.00	30	ARM	185 bps
328	107012387	125,846.48	90.00	34	ARM	185 bps
329	107012403	89,172.79	85.00	30	ARM	185 bps
330	107012411	161,344.64	85.00	30	ARM	185 bps
331	107012437	237,804.84	83.51	29	ARM	185 bps
332	107012445	191,056.30	85.00	30	ARM	185 bps
333	107012486	287,843.32	90.00	34	ARM	185 bps
334	107012544	31,848.89	85.00	30	ARM	185 bps
335	107012577	56,858.37	95.00	37	ARM	185 bps
336	107012627	60,255.66	90.00	34	ARM	185 bps
337	107012635	143,885.06	90.00	34	ARM	185 bps
338	107012718	76,903.23	90.00	34	ARM	185 bps
339	107012726	194,322.53	84.58	30	ARM	185 bps
340	107012767	74,582.13	85.00	30	ARM	185 bps
341	107012783	59,472.99	85.00	30	ARM	185 bps
342	107012791	112,412.58	90.00	34	ARM	185 bps
343	107012833	99,302.84	85.00	30	ARM	185 bps
344	107012858	108,780.34	90.00	34	ARM	185 bps
345	107012882	392,053.06	85.00	30	ARM	185 bps
346	107013005	148,373.78	90.00	34	ARM	185 bps
347	107013039	60,250.60	90.00	34	ARM	185 bps
348	107013047	90,818.00	90.00	34	ARM	185 bps
349	107013054	116,916.18	90.00	34	ARM	185 bps
350	107013070	233,580.06	90.00	34	ARM	185 bps
351	107013120	50,884.97	85.00	30	ARM	185 bps
352	107013153	88,146.39	90.00	34	ARM	185 bps
353	107013187	105,443.92	89.41	33	ARM	185 bps
354	107013393	55,309.59	90.00	34	ARM	185 bps
355	107013419	40,466.83	90.00	34	ARM	185 bps
356	107013427	143,785.13	89.99	34	ARM	185 bps
357	107013518	107,850.67	85.00	30	ARM	185 bps
358	107013526	334,612.33	87.01	32	ARM	185 bps
359	107013559	80,828.06	90.00	34	ARM	185 bps
360	107013591	47,558.87	85.00	30	ARM	185 bps
361	107013609	43,316.35	85.00	30	ARM	185 bps
362	107013617	278,758.63	90.00	34	ARM	185 bps
363	107013641	106,142.22	90.00	34	ARM	185 bps
364	107013658	103,417.48	90.00	34	ARM	185 bps
365	107013666	143,907.99	90.00	34	ARM	185 bps
366	107013682	123,995.48	85.00	30	ARM	185 bps
367	107013716	71,942.53	90.00	34	ARM	185 bps
368	107013757	64,759.57	90.00	34	fixed	144 bps
369	107013773	64,759.57	90.00	34	fixed	144 bps
370	107013807	157,396.98	90.00	34	ARM	185 bps
371	107013815	62,854.83	85.00	30	ARM	185 bps
372	107013823	110,375.28	85.00	30	ARM	185 bps
373	107013849	53,027.54	90.00	34	ARM	185 bps
374	107013914	125,613.90	95.00	37	ARM	185 bps
375	107013989	224,712.07	90.00	34	ARM	185 bps
376	107014078	118,641.77	95.00	37	ARM	185 bps
377	107014102	76,462.38	85.00	30	fixed	144 bps
378	107014110	204,737.66	82.00	27	ARM	185 bps
379	107014128	48,516.05	90.00	34	ARM	185 bps
380	107014201	146,934.75	95.00	37	ARM	185 bps
381	107014250	92,238.12	84.71	30	ARM	185 bps
382	107014300	98,211.44	95.00	37	ARM	185 bps
383	107014326	150,224.10	90.00	34	ARM	185 bps
384	107014342	85,426.11	90.00	34	ARM	185 bps
385	107014409	69,243.20	90.00	34	ARM	185 bps
386	107014425	241,774.31	84.97	30	fixed	144 bps
387	107014532	281,806.93	95.00	37	ARM	185 bps
388	107014557	56,906.83	85.00	30	ARM	185 bps
389	107014581	69,581.98	84.34	29	fixed	144 bps
390	107014607	338,784.25	90.00	34	ARM	185 bps
391	107014615	50,966.68	85.00	30	ARM	185 bps
392	107014623	109,177.96	95.00	37	ARM	185 bps
393	107014664	337,244.74	90.00	34	ARM	185 bps
394	107014698	388,159.48	90.00	34	ARM	185 bps
395	107014763	75,538.07	90.00	34	ARM	185 bps
396	107014805	296,259.65	95.00	37	ARM	185 bps
397	107014813	127,097.09	85.00	30	ARM	185 bps
398	107014839	40,467.67	90.00	34	ARM	185 bps
399	107014912	196,933.94	85.00	30	ARM	185 bps
400	107015026	179,321.04	90.00	34	ARM	185 bps
401	107015034	112,452.83	90.00	34	ARM	185 bps
402	107015059	71,945.54	90.00	34	ARM	185 bps
403	107015067	122,438.32	95.00	37	ARM	185 bps
404	107015083	71,948.42	90.00	34	ARM	185 bps
405	107015091	61,160.53	85.00	30	ARM	185 bps
406	107015133	146,207.00	85.00	30	fixed	144 bps
407	107015182	116,088.42	84.17	29	ARM	185 bps
408	107015224	199,585.85	85.00	30	ARM	185 bps
409	107015299	349,639.81	87.50	32	ARM	185 bps
410	107015349	115,810.04	95.00	37	ARM	185 bps
411	107015380	110,653.58	90.00	34	ARM	185 bps
412	107015398	184,313.13	90.00	34	ARM	185 bps
413	107015422	31,477.44	90.00	34	ARM	185 bps
414	107015521	189,540.71	94.88	37	ARM	185 bps
415	107015554	139,338.21	89.99	34	ARM	185 bps
416	107015588	88,329.25	85.00	30	ARM	185 bps
417	107015620	39,583.84	90.00	34	ARM	185 bps
418	107015646	112,438.42	90.00	34	ARM	185 bps
419	107015695	107,954.71	90.00	34	ARM	185 bps
420	107015752	186,983.37	95.00	37	ARM	185 bps
421	107015760	107,838.78	90.00	34	ARM	185 bps
422	107015802	112,959.56	85.00	30	ARM	185 bps
423	107015851	127,677.20	90.00	34	ARM	185 bps
424	107015992	107,024.41	85.00	30	fixed	144 bps
425	107016040	78,683.67	90.00	34	ARM	185 bps
426	107016164	60,305.62	85.00	30	ARM	185 bps
427	107016172	138,400.40	85.00	30	ARM	185 bps
428	107016198	50,969.00	85.00	30	ARM	185 bps
429	107016263	67,914.44	84.98	30	ARM	185 bps
430	107016289	77,352.14	90.00	34	ARM	185 bps
431	107016313	160,418.35	95.00	37	ARM	185 bps
432	107016321	101,942.95	85.00	30	ARM	185 bps
433	107016404	173,279.31	94.99	37	ARM	185 bps
434	107016453	114,184.24	90.00	34	ARM	185 bps
435	107016461	114,184.24	90.00	34	ARM	185 bps
436	107016487	61,141.18	90.00	34	ARM	185 bps
437	107016503	142,553.41	85.00	30	ARM	185 bps
438	107016511	65,420.74	85.00	30	ARM	185 bps
439	107016560	118,624.77	90.00	34	ARM	185 bps
440	107016578	44,087.28	90.00	34	ARM	185 bps
441	107016628	128,193.95	85.00	30	ARM	185 bps
442	107016651	42,038.63	85.00	30	ARM	185 bps
443	107016669	67,079.88	85.00	30	ARM	185 bps
444	107016677	142,137.09	90.00	34	ARM	185 bps
445	107016727	170,885.26	90.00	34	ARM	185 bps
446	107016750	176,371.19	89.17	33	ARM	185 bps
447	107016768	138,569.78	95.00	37	fixed	144 bps
448	107016784	125,895.86	90.00	34	ARM	185 bps
449	107016800	54,868.42	90.00	34	ARM	185 bps
450	107016818	64,108.72	84.97	30	ARM	185 bps
451	107016859	53,509.54	85.00	30	ARM	185 bps
452	107016883	40,097.20	90.00	34	ARM	185 bps
453	107016990	161,322.54	95.00	37	ARM	185 bps
454	107017014	140,083.80	85.00	30	ARM	185 bps
455	107017022	157,583.91	95.00	37	ARM	185 bps
456	107017048	131,612.84	85.00	30	ARM	185 bps
457	107017055	126,105.38	95.00	37	ARM	185 bps
458	107017170	353,493.45	90.00	34	ARM	185 bps
459	107017220	58,471.91	90.00	34	ARM	185 bps
460	107017253	170,904.23	95.00	37	ARM	185 bps
461	107017287	350,813.21	90.00	34	ARM	185 bps
462	107017360	66,266.52	85.00	30	ARM	185 bps
463	107017378	246,543.61	90.00	34	ARM	185 bps
464	107017386	123,161.50	85.00	30	ARM	185 bps
465	107017485	178,407.46	85.00	30	ARM	185 bps
466	107017501	78,816.93	95.00	37	fixed	144 bps
467	107017519	101,947.01	82.93	28	ARM	185 bps
468	107017543	140,140.59	85.00	30	ARM	185 bps
469	107017576	175,373.11	90.00	34	ARM	185 bps
470	107017584	156,921.02	90.00	34	ARM	185 bps
471	107017683	123,238.01	95.00	37	ARM	185 bps
472	107017691	90,029.71	85.00	30	ARM	185 bps
473	107017725	53,576.24	82.46	28	fixed	144 bps
474	107017733	110,352.35	84.99	30	ARM	185 bps
475	107017782	61,175.02	90.00	34	ARM	185 bps
476	107017808	152,918.41	90.00	34	fixed	144 bps
477	107017840	45,031.63	85.00	30	ARM	185 bps
478	107017907	322,748.03	95.00	37	ARM	185 bps
479	107017956	246,390.72	85.00	30	ARM	185 bps
480	107018004	102,805.75	85.00	30	ARM	185 bps
481	107018038	356,754.57	85.00	30	ARM	185 bps
482	107018095	132,913.27	95.00	37	ARM	185 bps
483	107018103	126,587.71	85.00	30	fixed	144 bps
484	107018129	158,024.34	85.00	30	ARM	185 bps
485	107018152	62,967.27	90.00	34	ARM	185 bps
486	107018178	103,456.60	90.00	34	ARM	185 bps
487	107018194	165,655.14	95.00	37	ARM	185 bps
488	107018202	339,771.40	85.00	30	ARM	185 bps
489	107018269	109,198.93	95.00	37	ARM	185 bps
490	107018277	112,446.16	94.98	37	ARM	185 bps
491	107018319	94,960.16	95.00	37	ARM	185 bps
492	107018327	107,683.65	90.00	34	ARM	185 bps
493	107018400	166,163.81	95.00	37	ARM	185 bps
494	107018475	72,553.61	84.91	30	ARM	185 bps
495	107018517	121,431.74	90.00	34	ARM	185 bps
496	107018525	165,670.59	85.00	30	ARM	185 bps
497	107018533	120,592.27	95.00	37	ARM	185 bps
498	107018558	203,188.73	95.00	37	ARM	185 bps
499	107018566	174,482.61	90.00	34	ARM	185 bps
500	107018574	115,585.23	90.00	34	ARM	185 bps
501	107018582	375,027.82	90.00	34	ARM	185 bps
502	107018608	298,457.11	90.00	34	ARM	185 bps
503	107018624	242,663.45	90.00	34	ARM	185 bps
504	107018657	142,399.42	95.00	37	ARM	185 bps
505	107018681	185,973.65	95.00	37	ARM	185 bps
506	107018715	111,910.50	95.00	37	ARM	185 bps
507	107018764	181,195.48	89.98	34	ARM	185 bps
508	107018780	97,142.67	90.00	34	ARM	185 bps
509	107018806	314,856.58	90.00	34	ARM	185 bps
510	107018814	50,976.16	85.00	30	ARM	185 bps
511	107018830	382,301.91	85.00	30	ARM	185 bps
512	107018848	283,344.83	90.00	34	fixed	144 bps
513	107127763	247,299.11	90.00	34	ARM	185 bps
514	107127771	80,635.63	95.00	37	ARM	185 bps
515	107127797	77,947.66	100.00	40	ARM	185 bps
516	107127805	127,313.61	85.00	30	ARM	185 bps
517	107127847	246,825.67	95.00	37	ARM	185 bps
518	107127920	81,474.47	85.00	30	ARM	185 bps
519	107127946	267,118.81	90.00	34	ARM	185 bps
520	107127979	124,073.40	90.00	34	ARM	185 bps
521	107128019	131,589.79	85.00	30	fixed	144 bps
522	107128027	150,176.40	90.00	34	ARM	185 bps
523	107128126	74,936.05	86.21	31	ARM	185 bps
524	107128134	330,609.33	85.00	30	ARM	185 bps
525	107128142	196,858.13	84.91	30	ARM	185 bps
526	107128241	112,907.93	90.00	34	ARM	185 bps
527	107128266	127,644.59	90.00	34	fixed	144 bps
528	107128282	63,713.70	85.00	30	ARM	185 bps
529	107128290	80,708.13	95.00	37	ARM	185 bps
530	107128316	112,441.68	90.00	34	ARM	185 bps
531	107128357	139,317.80	90.00	34	ARM	185 bps
532	107128381	345,978.90	90.00	34	ARM	185 bps
533	107128399	326,781.87	85.00	30	ARM	185 bps
534	107128456	211,218.08	90.00	34	ARM	185 bps
535	107128472	214,854.27	85.66	30	ARM	185 bps
536	107128480	188,367.72	85.00	30	ARM	185 bps
537	107128548	162,222.53	90.00	34	ARM	185 bps
538	107128571	178,868.48	89.50	33	ARM	185 bps
539	107128597	174,150.77	85.00	30	ARM	185 bps
540	107128662	223,070.58	95.00	37	ARM	185 bps
541	107128795	96,425.17	94.98	37	ARM	185 bps
542	107128803	91,726.66	85.00	30	ARM	185 bps
543	107128845	229,241.44	90.00	34	ARM	185 bps
544	107128886	34,818.37	85.00	30	ARM	185 bps
545	107128894	142,387.73	95.00	37	ARM	185 bps
546	107128928	260,821.29	90.00	34	ARM	185 bps
547	107128936	44,150.12	85.00	30	ARM	185 bps
548	107129033	55,771.37	90.00	34	ARM	185 bps
549	107129041	84,987.51	90.00	34	ARM	185 bps
550	107129090	170,884.09	83.41	29	fixed	144 bps
551	107129108	89,940.22	90.00	34	ARM	185 bps
552	107129124	129,068.29	85.00	30	ARM	185 bps
553	107129173	131,663.37	85.00	30	ARM	185 bps
554	107129199	386,494.54	90.00	34	ARM	185 bps
555	107129215	118,681.68	95.00	37	fixed	144 bps
556	107129306	177,504.38	85.00	30	ARM	185 bps
557	107129314	300,198.79	95.00	37	ARM	185 bps
558	107129322	166,882.13	100.00	40	fixed	144 bps
559	107129348	121,309.49	90.00	34	ARM	185 bps
560	107129389	89,134.84	90.00	34	ARM	185 bps
561	107129397	103,442.28	90.00	34	ARM	185 bps
562	107129405	89,029.79	90.00	34	ARM	185 bps
563	107129413	97,627.49	100.00	40	ARM	185 bps
564	107129454	242,877.67	90.00	34	ARM	185 bps
565	107129470	94,446.19	90.00	34	ARM	185 bps
566	107129496	135,911.49	85.00	30	ARM	185 bps
567	107129538	72,196.06	85.00	30	ARM	185 bps
568	107129579	50,971.55	85.00	30	fixed	144 bps
569	107129587	88,331.72	85.00	30	ARM	185 bps
570	107129595	188,599.05	85.00	30	ARM	185 bps
571	107129629	214,511.72	94.98	37	ARM	185 bps
572	107129645	382,309.86	85.00	30	ARM	185 bps
573	107129686	360,981.89	85.00	30	ARM	185 bps
574	107129702	95,794.85	90.00	34	ARM	185 bps
575	107129710	162,354.57	95.00	37	ARM	185 bps
576	107129801	75,113.42	90.00	34	ARM	185 bps
577	107129827	122,422.67	94.96	37	fixed	144 bps
578	107129835	186,196.10	90.00	34	fixed	144 bps
579	107129884	171,757.70	90.00	34	ARM	185 bps
580	107129892	199,615.69	85.00	30	ARM	185 bps
581	107129926	186,842.12	85.00	30	ARM	185 bps
582	107129934	175,401.09	90.00	34	ARM	185 bps
583	107129959	104,506.62	85.00	30	ARM	185 bps
584	107129967	98,553.51	85.00	30	ARM	185 bps
585	107129975	161,402.16	85.00	30	ARM	185 bps
586	107130015	160,571.81	89.30	33	ARM	185 bps
587	107130023	134,009.83	90.00	34	fixed	144 bps
588	107130031	195,368.55	83.91	29	fixed	144 bps
589	107130098	241,696.98	85.15	30	ARM	185 bps
590	107130122	94,443.33	90.00	34	ARM	185 bps
591	107130148	249,608.76	83.33	28	fixed	144 bps
592	107130155	296,656.98	100.00	40	ARM	185 bps
593	107130163	284,536.54	85.00	30	ARM	185 bps
594	107130171	267,252.51	85.00	30	fixed	144 bps
595	107130205	330,007.90	89.57	34	ARM	185 bps
596	107130221	223,120.21	95.00	37	fixed	144 bps
597	107130239	260,195.87	95.00	37	ARM	185 bps
598	107130254	271,817.12	85.00	30	fixed	144 bps
599	107130262	346,500.28	94.48	37	fixed	144 bps
600	107130270	284,571.38	95.00	37	ARM	185 bps
601	107130296	131,637.66	85.00	30	ARM	185 bps
602	107130320	233,806.29	90.00	34	ARM	185 bps
603	107130338	343,981.44	85.00	30	fixed	144 bps
604	107130346	224,872.33	93.29	36	ARM	185 bps
605	107130379	53,514.78	85.00	30	fixed	144 bps
606	107130387	218,329.54	95.00	37	fixed	144 bps
607	107130452	175,153.76	95.00	37	fixed	144 bps
608	107130460	53,021.71	90.00	34	fixed	144 bps
609	107130494	97,701.91	85.00	30	fixed	144 bps
610	107130536	201,278.24	85.00	30	ARM	185 bps
611	107130569	279,302.72	99.82	40	fixed	144 bps
612	107130577	67,013.30	90.00	34	fixed	144 bps
613	107130619	220,317.46	90.00	34	fixed	144 bps
614	107130627	109,167.28	95.00	37	fixed	144 bps
615	107130635	215,853.59	90.00	34	fixed	144 bps
616	107130650	169,880.01	100.00	40	ARM	185 bps
617	107130684	288,796.02	100.00	40	ARM	185 bps
618	107130718	49,477.14	90.00	34	ARM	185 bps
619	107130742	25,917.01	85.00	30	ARM	185 bps
620	107130791	59,371.09	90.00	34	ARM	185 bps
621	107130809	80,045.70	89.92	34	ARM	185 bps
622	107130817	301,307.74	90.00	34	ARM	185 bps
623	107130833	84,123.40	85.00	30	ARM	185 bps
624	107130890	94,353.08	89.99	34	ARM	185 bps
625	107130940	144,345.44	85.00	30	ARM	185 bps
626	107130965	134,010.93	90.00	34	ARM	185 bps
627	107130973	175,397.98	90.00	34	ARM	185 bps
628	107131005	341,420.87	95.00	37	ARM	185 bps
629	107131054	101,852.61	85.00	30	ARM	185 bps
630	107131062	133,977.59	90.00	34	ARM	185 bps
631	107131088	109,181.74	95.00	37	ARM	185 bps
632	107131104	172,791.98	95.00	37	ARM	185 bps
633	107131138	161,391.41	95.00	37	ARM	185 bps
634	107131146	118,671.92	95.00	37	ARM	185 bps
635	107131153	166,358.04	90.00	34	ARM	185 bps
636	107131179	187,991.77	90.00	34	ARM	185 bps
637	107131229	169,746.87	81.73	27	ARM	185 bps
638	107131260	148,877.62	100.00	40	ARM	185 bps
639	107131286	169,771.10	85.00	30	fixed	144 bps
640	107131294	145,431.36	90.00	34	ARM	185 bps
641	107131328	155,601.73	90.00	34	ARM	185 bps
642	107131351	139,406.39	90.00	34	ARM	185 bps
643	107131385	161,379.90	85.00	30	fixed	144 bps
644	107131393	213,195.08	90.00	34	ARM	185 bps
645	107131468	254,863.58	83.61	29	fixed	144 bps
646	107131500	128,272.08	85.00	30	ARM	185 bps
647	107131526	197,064.96	85.00	30	ARM	185 bps
648	107131559	339,789.75	80.95	26	ARM	185 bps
649	107131633	107,933.89	90.00	34	ARM	185 bps
650	107131658	130,436.48	90.00	34	ARM	185 bps
651	107131740	224,780.09	90.00	34	ARM	185 bps
652	107131765	131,687.87	85.00	30	ARM	185 bps
653	107131781	152,836.35	90.00	34	ARM	185 bps
654	107131823	271,852.96	85.00	30	ARM	185 bps
655	107131906	152,922.33	90.00	34	ARM	185 bps
656	107131914	156,549.67	95.00	37	ARM	185 bps
657	107131922	95,396.74	95.00	37	ARM	185 bps
658	107132003	31,436.95	85.00	30	ARM	185 bps
659	107132011	75,616.17	85.00	30	ARM	185 bps
660	107132060	98,540.88	85.00	30	ARM	185 bps
661	107132078	83,196.60	85.00	30	ARM	185 bps
662	107132086	83,121.59	95.00	37	ARM	185 bps
663	107132110	85,460.11	90.00	34	ARM	185 bps
664	107132151	88,642.48	90.00	34	ARM	185 bps
665	107132169	100,716.55	90.00	34	ARM	185 bps
666	107132177	49,980.13	84.75	30	ARM	185 bps
667	107132243	89,942.61	100.00	40	ARM	185 bps
668	107132268	117,752.04	90.00	34	ARM	185 bps
669	107132284	79,867.16	81.63	27	ARM	185 bps
670	107132300	162,155.48	95.00	37	ARM	185 bps
671	107132326	87,227.72	90.00	34	ARM	185 bps
672	107132342	77,299.14	87.90	32	ARM	185 bps
673	107132359	112,114.98	89.94	34	ARM	185 bps
674	107132375	283,029.26	90.00	34	ARM	185 bps
675	107132433	122,302.60	90.00	34	ARM	185 bps
676	107132441	123,997.27	85.00	30	ARM	185 bps
677	107132466	350,780.71	90.00	34	ARM	185 bps
678	107132482	161,367.61	85.00	30	ARM	185 bps
679	107132508	139,390.09	82.54	28	ARM	185 bps
680	107132524	103,438.57	90.00	34	fixed	144 bps
681	107132540	106,178.56	85.00	30	ARM	185 bps
682	107132607	175,403.13	90.00	34	fixed	144 bps
683	107132623	175,402.12	90.00	34	ARM	185 bps
684	107132664	349,346.78	83.33	28	ARM	185 bps
685	107132714	250,612.75	85.00	30	ARM	185 bps
686	107132722	131,696.49	85.00	30	ARM	185 bps
687	107132730	93,035.60	95.00	37	ARM	185 bps
688	107132789	148,289.28	90.00	34	ARM	185 bps
689	107132805	399,223.67	85.00	30	ARM	185 bps
690	107132813	157,404.59	90.00	34	ARM	185 bps
691	107132839	114,621.53	85.00	30	fixed	144 bps
692	107132847	88,358.32	85.00	30	ARM	185 bps
693	107132896	197,827.84	90.00	34	ARM	185 bps
694	107132920	250,542.42	85.00	30	ARM	185 bps
695	107132938	293,332.14	95.00	37	ARM	185 bps
696	107132946	373,214.37	90.00	34	ARM	185 bps
697	107133076	170,871.82	90.00	34	ARM	185 bps
698	107133100	291,035.92	95.00	37	ARM	185 bps
699	107133209	114,680.34	90.00	34	ARM	185 bps
700	107133241	166,376.43	90.00	34	ARM	185 bps
701	107133266	73,768.31	90.00	34	ARM	185 bps
702	107133282	112,426.03	90.00	34	ARM	185 bps
703	107133290	152,885.31	85.00	30	ARM	185 bps
704	107133373	180,731.63	90.00	34	ARM	185 bps
705	107133480	95,932.95	85.00	30	ARM	185 bps
706	107133506	213,035.49	85.00	30	ARM	185 bps
707	107133530	193,339.82	90.00	34	ARM	185 bps
708	107133548	158,268.87	90.00	34	ARM	185 bps
709	107133605	161,865.60	90.00	34	ARM	185 bps
710	107133647	71,198.69	95.00	37	ARM	185 bps
711	107133704	212,384.40	85.00	30	ARM	185 bps
712	107133720	339,734.77	82.93	28	ARM	185 bps
713	107133738	335,482.83	85.00	30	ARM	185 bps
714	107133753	80,711.11	85.00	30	ARM	185 bps
715	107133803	156,457.45	95.00	37	ARM	185 bps
716	107133811	172,460.54	85.00	30	ARM	185 bps
717	107133878	264,380.96	90.00	34	ARM	185 bps
718	107133928	222,883.10	95.00	37	fixed	144 bps
719	107133936	197,873.74	80.82	26	fixed	144 bps
720	107133969	160,291.18	93.89	37	ARM	185 bps
721	107133977	355,169.14	90.00	34	ARM	185 bps
722	107133985	170,878.08	95.00	37	ARM	185 bps
723	107133993	269,778.24	90.00	34	ARM	185 bps
724	107134058	367,543.27	89.76	34	ARM	185 bps
725	107134124	323,712.04	89.99	34	ARM	185 bps
726	107134173	85,420.42	95.00	37	ARM	185 bps
727	107134215	274,287.98	90.00	34	ARM	185 bps
728	107134272	86,170.05	84.56	30	fixed	144 bps
729	107134306	134,892.58	90.00	34	ARM	185 bps
730	107134314	152,907.31	90.00	34	fixed	144 bps
731	107134348	256,359.59	95.00	37	fixed	144 bps
732	107134488	260,841.16	95.00	37	ARM	185 bps
733	107134520	169,875.08	85.00	30	ARM	185 bps
734	107134538	382,183.35	88.95	33	ARM	185 bps
735	107134561	181,900.37	84.65	30	ARM	185 bps
736	107134587	239,854.30	100.00	40	ARM	185 bps
737	107134595	278,801.09	90.00	34	ARM	185 bps
738	107134645	144,402.84	85.00	30	ARM	185 bps
739	107134660	212,334.22	85.00	30	fixed	144 bps
740	107134686	220,329.69	90.00	34	ARM	185 bps
741	107134710	137,912.00	100.00	40	ARM	185 bps
742	107134827	395,665.67	90.00	34	ARM	185 bps
743	107134868	140,189.91	85.00	30	ARM	185 bps
744	107135030	28,886.66	85.00	30	fixed	144 bps
745	107135048	89,243.63	95.00	37	ARM	185 bps
746	107135055	125,873.85	90.00	34	ARM	185 bps
747	107135071	106,144.94	90.00	34	ARM	185 bps
748	107135105	67,960.47	83.44	29	ARM	185 bps
749	107135113	99,831.60	90.00	34	ARM	185 bps
750	107135147	62,963.75	90.00	34	ARM	185 bps
751	107135170	89,038.99	89.10	33	fixed	144 bps
752	107135188	145,210.30	85.00	30	ARM	185 bps
753	107135196	144,357.60	85.00	30	ARM	185 bps
754	107135238	125,031.66	90.00	34	ARM	185 bps
755	107135253	188,582.11	85.00	30	ARM	185 bps
756	107135295	189,901.29	88.37	33	fixed	144 bps
757	107135311	67,462.74	90.00	34	ARM	185 bps
758	107135329	63,724.66	85.00	30	ARM	185 bps
759	107135394	75,936.46	95.00	37	ARM	185 bps
760	107135451	117,154.23	85.00	30	ARM	185 bps
761	107135519	262,049.15	84.98	30	ARM	185 bps
762	107135535	145,274.65	95.00	37	ARM	185 bps
763	107135626	67,470.13	90.00	34	ARM	185 bps
764	107135683	247,306.92	90.00	34	ARM	185 bps
765	107135741	230,704.38	100.00	40	fixed	144 bps
766	107135766	221,729.51	98.67	40	fixed	144 bps
767	107135790	119,919.31	82.19	27	ARM	185 bps
768	107135808	129,915.39	83.33	28	ARM	185 bps
769	107135865	96,424.71	89.35	33	ARM	185 bps
770	107135881	269,242.92	95.00	37	ARM	185 bps
771	107135956	375,037.77	90.00	34	ARM	185 bps
772	107136038	160,083.46	90.00	34	ARM	185 bps
773	107136061	278,822.09	90.00	34	ARM	185 bps
774	107136087	140,490.32	95.00	37	ARM	185 bps
775	107136095	339,439.87	85.00	30	ARM	185 bps
776	107136129	148,370.89	90.00	34	ARM	185 bps
777	107136137	58,858.43	95.00	37	ARM	185 bps
778	107136178	249,339.27	89.91	34	ARM	185 bps
779	107136210	202,320.46	90.00	34	ARM	185 bps
780	107136236	225,109.27	85.00	30	ARM	185 bps
781	107136251	195,589.22	87.39	32	ARM	185 bps
782	107136277	108,901.46	83.85	29	ARM	185 bps
783	107136301	204,179.96	89.69	34	ARM	185 bps
784	107136343	204,098.41	95.00	37	ARM	185 bps
785	107136400	161,876.11	90.00	34	ARM	185 bps
786	107136418	263,761.34	91.35	35	ARM	185 bps
787	107136467	246,283.57	85.00	30	ARM	185 bps
788	107136475	233,796.54	90.00	34	ARM	185 bps
789	107136525	190,973.66	85.00	30	ARM	185 bps
790	107136582	189,608.67	90.00	34	ARM	185 bps
791	107136616	382,261.03	90.00	34	ARM	185 bps
792	107136632	217,318.17	83.65	29	ARM	185 bps
793	107136681	199,339.67	95.00	37	ARM	185 bps
794	107136699	85,448.20	90.00	34	fixed	144 bps
795	107136715	226,788.73	82.85	28	ARM	185 bps
796	107136764	224,804.37	90.00	34	ARM	185 bps
797	107136798	132,202.79	90.00	34	ARM	185 bps
798	107136806	139,911.63	87.50	32	fixed	144 bps
799	107136830	195,363.40	83.91	29	fixed	144 bps
800	107136848	138,492.94	90.00	34	ARM	185 bps
801	107136897	115,926.77	84.06	29	fixed	144 bps
802	107136921	56,951.40	80.28	26	ARM	185 bps
803	107136947	143,533.40	85.00	30	ARM	185 bps
804	107136970	161,872.36	90.00	34	ARM	185 bps
805	107136996	391,206.52	90.00	34	ARM	185 bps
806	107137077	79,846.39	85.00	30	ARM	185 bps
807	107137085	174,925.60	85.00	30	ARM	185 bps
808	107137093	65,955.71	84.62	30	ARM	185 bps
809	107137119	217,644.72	90.00	34	ARM	185 bps
810	107137135	238,313.94	90.00	34	ARM	185 bps
811	107137168	123,312.41	95.00	37	ARM	185 bps
812	107137242	103,419.25	90.00	34	ARM	185 bps
813	107137267	106,180.49	85.00	30	ARM	185 bps
814	107137341	125,928.99	90.00	34	ARM	185 bps
815	107137358	73,056.17	85.00	30	ARM	185 bps
816	107137390	143,537.94	85.00	30	ARM	185 bps
817	107137408	113,304.26	90.00	34	ARM	185 bps
818	107137416	48,567.39	90.00	34	ARM	185 bps
819	107137473	113,911.94	95.00	37	ARM	185 bps
820	107137515	104,442.91	95.00	37	ARM	185 bps
821	107137523	251,780.89	90.00	34	ARM	185 bps
822	107137556	157,141.23	85.00	30	ARM	185 bps
823	107137580	99,817.30	90.00	34	ARM	185 bps
824	107137598	346,235.02	90.00	34	ARM	185 bps
825	107137622	153,682.06	90.00	34	fixed	144 bps
826	107137648	163,005.19	94.97	37	ARM	185 bps
827	107137697	226,094.68	90.00	34	ARM	185 bps
828	107137747	127,023.79	82.00	27	ARM	185 bps
829	107137796	208,094.48	80.09	26	fixed	144 bps
830	107137820	297,255.66	85.00	30	ARM	185 bps
831	107137853	297,225.78	85.00	30	ARM	185 bps
832	107137879	193,839.40	84.35	29	ARM	185 bps
833	107137895	160,529.57	85.00	30	ARM	185 bps
834	107137929	223,721.68	85.00	30	fixed	144 bps
835	107137952	275,305.55	95.00	37	fixed	144 bps
836	107137986	132,916.05	95.00	37	ARM	185 bps
837	107138018	97,710.09	85.00	30	ARM	185 bps
838	107138026	108,769.64	90.00	34	ARM	185 bps
839	107138109	222,812.64	95.00	37	ARM	185 bps
840	107138117	198,529.82	90.00	34	ARM	185 bps
841	107138240	117,824.29	100.00	40	ARM	185 bps
842	107138265	160,952.94	95.00	37	ARM	185 bps
843	107138299	365,226.02	85.00	30	ARM	185 bps
844	107138315	179,742.55	90.00	34	ARM	185 bps
845	107138323	173,568.48	90.00	34	ARM	185 bps
846	107138331	44,457.02	82.00	27	fixed	144 bps
847	107138406	90,194.19	95.00	37	ARM	185 bps
848	107138430	152,914.67	85.00	30	ARM	185 bps
849	107138463	273,786.25	89.84	34	ARM	185 bps
850	107138471	193,667.30	85.00	30	ARM	185 bps
851	107138505	197,824.45	90.00	34	ARM	185 bps
852	107138521	130,365.58	90.00	34	ARM	185 bps
853	107138596	129,520.67	90.00	34	ARM	185 bps
854	107138638	204,705.12	85.00	30	ARM	185 bps
855	107138737	170,878.08	90.00	34	ARM	185 bps
856	107138745	170,884.09	90.00	34	ARM	185 bps
857	107138778	255,230.23	89.82	34	ARM	185 bps
858	107138786	146,491.20	80.11	26	ARM	185 bps
859	107138810	203,860.31	85.00	30	ARM	185 bps
860	107138836	202,369.54	90.00	34	ARM	185 bps
861	107138851	323,769.00	90.00	34	ARM	185 bps
862	107138919	208,109.98	85.00	30	fixed	144 bps
863	107138927	189,853.24	88.37	33	ARM	185 bps
864	107138935	296,798.69	90.00	34	ARM	185 bps
865	107138943	233,585.02	85.00	30	fixed	144 bps
866	107138950	322,753.00	85.00	30	ARM	185 bps
867	107138968	256,778.73	84.82	30	fixed	144 bps
868	107138992	382,682.36	83.32	28	ARM	185 bps
869	107139024	259,832.10	90.00	34	fixed	144 bps
870	107139065	294,290.04	95.00	37	ARM	185 bps
871	107139107	220,324.53	90.00	34	ARM	185 bps
872	107139131	157,265.48	90.00	34	fixed	144 bps
873	107139248	113,502.19	84.15	29	ARM	185 bps
874	107139297	251,442.81	85.00	30	fixed	144 bps
875	107139305	314,768.55	90.00	34	ARM	185 bps
876	107139313	71,377.18	85.00	30	ARM	185 bps
877	107139339	92,643.84	90.00	34	ARM	185 bps
878	107139347	202,392.79	90.00	34	ARM	185 bps
879	107139362	67,105.39	85.00	30	ARM	185 bps
880	107139388	104,068.00	85.00	30	ARM	185 bps
881	107139412	116,444.43	90.00	34	ARM	185 bps
882	107139446	131,685.19	85.00	30	ARM	185 bps
883	107139461	183,759.68	94.36	37	ARM	185 bps
884	107139487	131,661.42	85.00	30	ARM	185 bps
885	107139503	177,504.09	85.00	30	ARM	185 bps
886	107139560	184,369.77	90.00	34	ARM	185 bps
887	107139586	62,954.17	90.00	34	ARM	185 bps
888	107139636	108,761.62	85.00	30	ARM	185 bps
889	107139669	194,868.89	81.25	27	fixed	144 bps
890	107139701	254,819.66	100.00	40	ARM	185 bps
891	107139743	182,678.53	85.00	30	ARM	185 bps
892	107139750	166,311.85	90.00	34	ARM	185 bps
893	107139834	134,529.38	89.88	34	ARM	185 bps
894	107139917	204,696.98	85.00	30	ARM	185 bps
895	107139933	125,330.06	95.00	37	ARM	185 bps
896	107139958	265,312.61	90.00	34	ARM	185 bps
897	107139966	169,902.18	82.93	28	ARM	185 bps
898	107139974	144,411.37	85.00	30	ARM	185 bps
899	107139982	93,402.67	85.00	30	ARM	185 bps
900	107140006	189,314.93	90.00	34	ARM	185 bps
901	107140030	349,965.02	85.00	30	ARM	185 bps
902	107140139	121,408.00	90.00	34	ARM	185 bps
903	107140154	172,793.08	95.00	37	ARM	185 bps
904	107140170	179,909.38	84.51	29	fixed	144 bps
905	107140188	337,239.17	85.00	30	ARM	185 bps
906	107140220	229,308.14	90.00	34	ARM	185 bps
907	107140238	221,291.09	90.00	34	ARM	185 bps
908	107140287	119,741.65	85.00	30	ARM	185 bps
909	107140295	223,094.01	95.00	37	ARM	185 bps
910	107140303	80,920.83	90.00	34	ARM	185 bps
911	107140311	293,217.92	94.72	37	ARM	185 bps
912	107140352	196,234.67	85.00	30	ARM	185 bps
913	107140378	169,891.59	100.00	40	ARM	185 bps
914	107140410	191,092.92	85.00	30	ARM	185 bps
915	107140428	152,781.14	82.70	28	ARM	185 bps
916	107140436	264,784.92	88.33	33	ARM	185 bps
917	107140469	227,816.76	95.00	37	ARM	185 bps
918	107140477	106,067.14	85.00	30	ARM	185 bps
919	107140485	152,912.88	85.00	30	ARM	185 bps
920	107140493	305,786.19	90.00	34	ARM	185 bps
921	107140527	236,586.73	80.89	26	ARM	185 bps
922	107140675	369,059.92	85.00	30	ARM	185 bps
923	107140816	260,362.37	90.00	34	ARM	185 bps
924	107140824	190,651.15	90.00	34	ARM	185 bps
925	107140832	220,794.31	85.00	30	ARM	185 bps
926	107140931	341,696.78	90.00	34	ARM	185 bps
927	107140980	297,717.66	90.00	34	ARM	185 bps
928	107141012	249,848.54	100.00	40	ARM	185 bps
929	107141087	166,371.40	90.00	34	ARM	185 bps
930	107141095	260,817.63	90.00	34	ARM	185 bps
931	107141103	49,472.25	90.00	34	ARM	185 bps
932	107141210	148,686.95	85.00	30	ARM	185 bps
933	107141327	139,398.52	100.00	40	ARM	185 bps
934	107141442	169,961.94	90.00	34	ARM	185 bps
935	107141525	152,893.09	90.00	34	ARM	185 bps
936	107141574	149,876.50	95.00	37	ARM	185 bps
937	107141608	152,791.89	90.00	34	ARM	185 bps
938	107141657	134,234.63	95.00	37	ARM	185 bps
939	107141665	87,278.69	95.00	37	ARM	185 bps
940	107141699	179,709.82	90.00	34	ARM	185 bps
941	107141723	297,078.69	85.00	30	fixed	144 bps
942	107141749	214,837.21	80.98	26	ARM	185 bps
943	107141756	303,748.34	95.00	37	ARM	185 bps
944	107141780	239,239.36	90.00	34	fixed	144 bps
945	107141830	93,412.97	86.57	31	ARM	185 bps
946	107141855	174,133.08	85.00	30	fixed	144 bps
947	107141871	223,976.06	95.00	37	ARM	185 bps
948	107141889	218,296.64	95.00	37	ARM	185 bps
949	107141897	202,586.91	97.00	39	ARM	185 bps
950	107141905	393,880.05	90.00	34	ARM	185 bps
951	107141970	128,599.59	90.00	34	ARM	185 bps
952	107141996	130,992.53	95.00	37	ARM	185 bps
953	107142010	179,882.85	90.00	34	fixed	144 bps
954	107142028	225,195.49	82.54	28	ARM	185 bps
955	107142044	233,558.01	85.00	30	ARM	185 bps
956	107142085	247,986.84	85.00	30	ARM	185 bps
957	107142101	80,691.84	85.00	30	ARM	185 bps
958	107142168	66,273.93	85.00	30	ARM	185 bps
959	107142184	28,790.89	90.00	34	ARM	185 bps
960	107142226	62,976.28	90.00	34	ARM	185 bps
961	107142267	126,474.39	95.00	37	ARM	185 bps
962	107142275	142,458.51	95.00	37	ARM	185 bps
963	107142283	93,377.87	85.00	30	ARM	185 bps
964	107142309	33,987.88	85.00	30	ARM	185 bps
965	107142325	159,269.94	95.00	37	ARM	185 bps
966	107142341	133,123.20	90.00	34	ARM	185 bps
967	107142358	77,852.32	95.00	37	ARM	185 bps
968	107142374	243,843.88	95.00	37	ARM	185 bps
969	107142457	194,865.12	84.78	30	ARM	185 bps
970	107142473	220,336.36	90.00	34	ARM	185 bps
971	107142507	271,776.60	89.18	33	fixed	144 bps
972	107142523	169,739.18	80.95	26	ARM	185 bps
973	107142564	62,926.47	90.00	34	ARM	185 bps
974	107142572	164,777.62	85.00	30	fixed	144 bps
975	107142580	184,365.79	90.00	34	fixed	144 bps
976	107142598	269,293.91	86.94	31	ARM	185 bps
977	107142606	296,454.39	88.57	33	ARM	185 bps
978	107142622	52,161.26	90.00	34	ARM	185 bps
979	107142648	324,663.66	100.00	40	ARM	185 bps
980	107142697	76,456.44	85.00	30	ARM	185 bps
981	107142754	227,748.94	95.00	37	ARM	185 bps
982	107142770	96,273.51	82.48	28	fixed	144 bps
983	107142812	197,899.48	90.00	34	ARM	185 bps
984	107142846	208,849.49	95.00	37	ARM	185 bps
985	107142853	208,979.69	85.00	30	ARM	185 bps
986	107142895	36,883.49	90.00	34	ARM	185 bps
987	107142903	52,224.56	95.00	37	ARM	185 bps
988	107142945	157,104.76	95.00	37	ARM	185 bps
989	107142960	131,958.66	95.00	37	ARM	185 bps
990	107142986	149,917.89	100.00	40	ARM	185 bps
991	107143018	350,673.33	90.00	34	ARM	185 bps
992	107143067	220,868.84	85.00	30	ARM	185 bps
993	107143075	144,344.71	85.00	30	ARM	185 bps
994	107143083	195,213.68	95.00	37	ARM	185 bps
995	107143109	133,369.98	85.00	30	ARM	185 bps
996	107143117	140,161.47	84.49	29	ARM	185 bps
997	107143141	204,188.17	90.00	34	fixed	144 bps
998	107143158	165,629.43	85.00	30	ARM	185 bps
999	107143166	247,312.60	90.00	34	ARM	185 bps
1000	107143174	120,646.49	85.00	30	ARM	185 bps
1001	107143216	125,931.17	100.00	40	ARM	185 bps
1002	107143232	116,954.00	90.00	34	ARM	185 bps
1003	107143265	212,673.71	95.00	37	fixed	144 bps
1004	107143281	83,660.53	90.00	34	ARM	185 bps
1005	107143307	95,897.04	95.00	37	ARM	185 bps
1006	107143315	114,683.98	85.00	30	fixed	144 bps
1007	107143364	204,112.95	95.00	37	ARM	185 bps
1008	107143406	232,928.73	90.00	34	ARM	185 bps
1009	107143422	201,889.78	94.58	37	fixed	144 bps
1010	107143489	185,261.03	90.00	34	ARM	185 bps
1011	107143513	134,492.35	90.00	34	ARM	185 bps
1012	107143539	130,400.20	90.00	34	ARM	185 bps
1013	107143547	222,170.77	90.00	34	ARM	185 bps
1014	107143554	148,650.19	85.00	30	ARM	185 bps
1015	107143562	134,792.65	95.00	37	ARM	185 bps
1016	107143612	257,835.48	100.00	40	ARM	185 bps
1017	107143646	238,364.19	90.00	34	ARM	185 bps
1018	107143695	215,852.10	90.00	34	ARM	185 bps
1019	107143711	167,765.68	90.00	34	ARM	185 bps
1020	107143752	92,660.70	90.00	34	ARM	185 bps
1021	107143810	370,805.63	84.32	29	ARM	185 bps
1022	107143844	169,891.59	85.00	30	ARM	185 bps
1023	107143869	140,179.17	85.00	30	ARM	185 bps
1024	107143885	125,942.45	90.00	34	ARM	185 bps
1025	107143893	98,542.08	85.00	30	ARM	185 bps
1026	107143927	103,426.21	90.00	34	ARM	185 bps
1027	107143935	131,551.64	85.00	30	ARM	185 bps
1028	107143950	55,772.84	90.00	34	ARM	185 bps
1029	107143984	247,725.84	95.00	37	ARM	185 bps
1030	107143992	80,041.73	90.00	34	ARM	185 bps
1031	107144073	241,885.35	90.00	34	ARM	185 bps
1032	107144081	263,335.37	85.00	30	ARM	185 bps
1033	107144123	184,136.60	95.00	37	ARM	185 bps
1034	107144149	157,118.43	100.00	40	ARM	185 bps
1035	107144180	285,378.77	88.90	33	ARM	185 bps
1036	107144198	181,315.33	95.00	37	ARM	185 bps
1037	107144255	111,193.89	85.00	30	ARM	185 bps
1038	107144271	63,698.76	85.00	30	ARM	185 bps
1039	107144305	164,151.51	90.00	34	ARM	185 bps
1040	107144313	189,880.07	82.61	28	ARM	185 bps
1041	107144347	377,786.98	90.00	34	ARM	185 bps
1042	107144446	158,285.92	88.00	32	ARM	185 bps
1043	107144487	249,808.44	88.97	33	ARM	185 bps
1044	107144503	61,172.34	85.00	30	ARM	185 bps
1045	107144529	399,641.89	88.89	33	ARM	185 bps
1046	107144537	195,193.09	90.00	34	ARM	185 bps
1047	107144552	126,726.05	95.00	37	ARM	185 bps
1048	107144560	262,376.30	90.00	34	fixed	144 bps
1049	107144594	157,389.95	90.00	34	ARM	185 bps
1050	107144628	183,828.75	84.40	29	ARM	185 bps
1051	107144719	208,840.17	95.00	37	ARM	185 bps
1052	107144743	175,855.44	81.86	27	ARM	185 bps
1053	107144784	187,059.67	90.00	34	ARM	185 bps
1054	107144800	373,152.38	90.00	34	ARM	185 bps
1055	107144875	229,302.40	85.00	30	ARM	185 bps
1056	107144891	174,882.58	100.00	40	ARM	185 bps
1057	107144917	42,481.49	85.00	30	ARM	185 bps
1058	107144941	196,096.13	90.00	34	ARM	185 bps
1059	107145039	211,303.16	90.00	34	ARM	185 bps
1060	107145047	161,371.48	85.00	30	ARM	185 bps
1061	107145062	275,822.19	84.92	30	ARM	185 bps
1062	107145104	266,000.00	88.67	33	ARM	185 bps
1063	107145112	179,896.22	90.00	34	ARM	185 bps
1064	107145161	289,809.33	89.78	34	ARM	185 bps
1065	107145187	185,082.53	95.00	37	ARM	185 bps
1066	107145245	152,897.34	85.00	30	ARM	185 bps
1067	107145252	188,835.67	85.91	31	ARM	185 bps
1068	107145260	190,673.27	90.00	34	ARM	185 bps
1069	107145278	328,500.00	90.00	34	ARM	185 bps
1070	107145302	239,207.60	95.00	37	ARM	185 bps
1071	107145310	170,348.83	83.17	28	ARM	185 bps
1072	107145344	97,715.51	85.00	30	ARM	185 bps
1073	107145427	84,957.75	85.00	30	ARM	185 bps
1074	107145435	107,925.29	90.00	34	ARM	185 bps
1075	107145450	131,647.22	85.00	30	ARM	185 bps
1076	107145468	169,873.83	85.00	30	ARM	185 bps
1077	107145476	80,062.23	90.00	34	ARM	185 bps
1078	107145492	119,787.21	85.00	30	ARM	185 bps
1079	107145534	194,843.28	92.86	36	ARM	185 bps
1080	107145542	179,850.99	90.00	34	ARM	185 bps
1081	107145567	285,077.44	90.00	34	ARM	185 bps
1082	107145633	269,755.91	90.00	34	ARM	185 bps
1083	107145708	106,920.59	84.92	30	ARM	185 bps
1084	107145716	101,593.89	95.00	37	ARM	185 bps
1085	107145807	60,266.99	90.00	34	ARM	185 bps
1086	107145872	123,402.69	95.00	37	ARM	185 bps
1087	107145906	389,364.47	90.00	34	ARM	185 bps
1088	107145930	235,440.30	95.00	37	ARM	185 bps
1089	107145955	217,435.25	85.00	30	fixed	144 bps
1090	107145963	250,605.74	95.00	37	ARM	185 bps
1091	107146011	175,840.07	85.00	30	ARM	185 bps
1092	107146037	114,699.12	88.27	33	ARM	185 bps
1093	107146086	180,109.48	85.00	30	ARM	185 bps
1094	107146136	46,781.60	90.00	34	ARM	185 bps
1095	107146144	141,908.51	100.00	40	ARM	185 bps
1096	107146169	139,399.53	90.00	34	ARM	185 bps
1097	107146201	247,325.31	90.00	34	ARM	185 bps
1098	107146219	365,169.58	85.00	30	ARM	185 bps
1099	107146235	150,882.20	83.89	29	ARM	185 bps
1100	107146284	135,930.23	85.00	30	ARM	185 bps
1101	107146292	114,236.91	90.00	34	ARM	185 bps
1102	107146359	123,892.18	89.86	34	ARM	185 bps
1103	107146425	179,794.97	90.00	34	ARM	185 bps
1104	107146458	231,028.41	85.00	30	ARM	185 bps
1105	107146474	125,798.74	95.00	37	ARM	185 bps
1106	107146615	344,730.87	86.68	31	fixed	144 bps
1107	107146623	146,786.34	95.00	37	ARM	185 bps
1108	107146672	276,848.69	100.00	40	ARM	185 bps
1109	107146714	74,652.36	90.00	34	ARM	185 bps
1110	107146730	113,252.47	90.00	34	ARM	185 bps
1111	107146797	212,500.00	85.00	30	ARM	185 bps
1112	107146821	194,598.07	95.00	37	ARM	185 bps